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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RISKMETRICS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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riskmetrics.com

One Chase Manhattan Plaza, 44th Floor
New York, New York 10005

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of RiskMetrics Group, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of RiskMetrics Group, Inc. (the "Company"), a Delaware corporation, will be held on June 16, 2009 at 10:00 a.m., local time, at One Chase Manhattan Plaza, 60th Floor, New York, New York 10005, for the following purposes:

    1.    To elect eleven (11) directors of the Company to serve for one-year terms;

    2.    To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2009;

    3.    To approve the action of the Board of Directors in amending the RiskMetrics Group, Inc. 2007 Omnibus Incentive Compensation Plan to (a) increase the number of shares of Common Stock authorized for issuance thereunder from 6,500,000 to 10,000,000 and (b) extend the termination date of the Plan from June 14, 2009 to June 30, 2012;

    4.    To consider and approve two advisory (non-binding) proposals concerning the Company's executive compensation philosophy and 2008 compensation decisions; and

    5.    To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Only shareholders of record at the close of business on April 22, 2009 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,
Steven Friedman Corporate Secretary
New York, New York April 29, 2009

YOUR VOTE IS IMPORTANT!

        Your vote is important. Whether or not you plan to attend the meeting, please cast your vote, as instructed in the Notice of Internet Availability of Proxy Materials, via the Internet, by telephone or by mail. We encourage you to vote via the Internet. It is convenient and saves us significant postage and processing costs.

riskmetrics.com

One Chase Manhattan Plaza, 44th Floor
New York, New York 10005

PROXY STATEMENT

FOR
Annual Meeting of Shareholders
to be held on June 16, 2009

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or the "Board of Directors") of RiskMetrics Group, Inc. (the "Company," "we," "us" or "our"), a Delaware corporation, to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at One Chase Manhattan Plaza, 60th Floor, New York, New York 10005, on June 16, 2009 at 10:00 a.m., local time, and at any adjournments or postponements thereof.

        This proxy statement, and the accompanying form of proxy, is first being provided to shareholders on or about April 30, 2009.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q: Why am I being asked to review these materials?

A: The accompanying proxy is solicited on behalf of the Board. We are providing these proxy materials to you in connection with our Annual Meeting of Shareholders, to be held on June 16, 2009. As a Company shareholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q: Why am I being asked to review materials on-line?

A: Under rules adopted by the U.S. Securities and Exchange Commission ("SEC"), we are now furnishing proxy materials to our shareholders on the Internet, rather than mailing printed copies of those materials to each shareholder. Since you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy materials on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. This Notice of Internet Availability of Proxy Materials has been mailed to shareholders on or about April 30, 2009.

Q: Who may vote at the meeting?

A: You may vote all of the shares of our common stock that you owned at the close of business on April 22, 2009, the record date. On the record date, we had 61,824,232 shares of common stock outstanding and entitled to be voted at the meeting. The common stock comprises all of the Company's issued and outstanding voting stock. You may cast one vote for each share of common stock held by you on all matters presented at the meeting.

Q: What proposals will be voted on at the meeting?

A: There are four (4) Company proposals to be considered and voted on at the meeting, which are:

    1.    To elect eleven (11) directors to the Board of Directors, each to serve a one-year term expiring at the later of the annual meeting of shareholders in 2010 or upon his or her successor being elected and qualified;

    2.    To ratify the appointment of Deloitte & Touche LLP as independent auditor for the Company for the fiscal year ending December 31, 2009;

    3.    To approve the action of the Board of Directors in amending the RiskMetrics Group, Inc. 2007 Omnibus Incentive Compensation Plan to (a) increase the number of shares of Common Stock authorized for issuance thereunder from 6,500,000 to 10,000,000 and (b) extend the termination date of the Plan from June 14, 2009 to June 30, 2012; and

    4.    To consider and approve the following two advisory (non-binding) proposals:

      A.
      RESOLVED that the shareholders approve the Company's overall executive compensation philosophy, policies and procedures, as described in the Compensation Discussion and Analysis (Sections I and II)) in this Proxy Statement.

      B.
      RESOLVED that the shareholders approve the compensation decisions made by the Board with regard to named executive officer performance for 2008, as described in the Compensation Discussion and Analysis (Sections III and IV) in this Proxy Statement.

We will also consider such other business that properly comes before the meeting in accordance with Delaware law and our Bylaws.

Q: How does the Board of Directors recommend I vote?

A: Please see the information included in the proxy statement relating to the proposals to be voted on. Our Board of Directors unanimously recommends that you vote:

    1.
    "FOR" each of the nominees to the Board of Directors

    2.
    "FOR" ratification of Deloitte & Touche LLP as our independent auditor

    3.
    "FOR" ratification and approval of the amendments to the 2007 Omnibus Incentive Compensation Plan

    4.
    "FOR" each of the advisory (non-binding) resolutions concerning the Company's compensation policies and procedures

Q: What happens if additional matters are presented at the annual meeting?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Ethan Berman and Steven Friedman, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Delaware law and our Bylaws.

Q: How do I request paper copies of the proxy materials?

A: If you hold Company shares in street name through a broker, bank, trust or other nominee, you may request paper copies of the 2009 proxy materials by following the instructions listed at www.proxyvote.com, by telephoning 1-800-579-1639 or by sending an e-mail to sendmaterial@proxyvote.com.

If you hold Company shares directly in your name through the Company's stock transfer agent, Computershare Trust Company, N.A. ("Computershare"), as a stockholder of record, you may request paper copies of the 2009 proxy materials by following the instructions at www.envisionreports.com/RMG, by telephoning 1-866-641-4276 or by sending an e-mail to investorvote@computershare.com. Please be sure to put "Proxy Materials RiskMetrics Group" in the subject line of the message and indicate in the body of the message your full name and address as well as the three numbers located in the shaded bar on the reverse side of your meeting notice.

Q: How do I vote?

By Internet or Telephone

If you hold Company shares in street name through a broker, bank, trust or other nominee, you may vote electronically via the Internet at www.proxyvote.com. If you wish to vote by telephone you will need to request paper copies of the materials in order to obtain a Voting Instruction Form which contains a specific telephone number for your broker, bank, trust or other nominee. Votes submitted telephonically or via the Internet must be received by 11:59 PM (eastern time) on June 15, 2009.

If you hold Company shares directly in your name as a stockholder of record, you may vote electronically via the Internet at www.envisionreports.com/RMG, or telephonically by calling 1-800-652-Vote (8683). Votes submitted telephonically or via the Internet must be received by 11:59 PM (eastern time) on June 15, 2009.

In Person

If you hold Company shares in street name through a broker, bank, trust or other nominee, you must obtain a legal proxy from that institution and present it to the inspector of elections with your ballot to be able to vote at the Annual Meeting. To request a legal proxy please follow the instructions at www.proxyvote.com.

If you hold Company shares directly in your name as a stockholder of record, you may vote in person at the Annual Meeting. Stockholders of record are entitled to one vote per share of common stock held for each matter submitted for vote at the meeting. Stockholders of record also may be represented by another person at the Annual Meeting by executing a proper proxy designating that person.

By Mail

If you hold Company shares in street name through a broker, bank, trust or other nominee, to vote by mail you must request paper copies of the proxy materials. Once you receive your paper copies, you will need to mark, sign and date the Voting Instruction Form and return it in the prepaid return envelope provided. Our proxy distributor, Broadridge Financial Solutions, Inc. ("Broadridge") must receive your Voting Instruction Form no later than close of business on June 15, 2009.

If you hold Company shares directly in your name as a stockholder of record, you will need to request paper copies of the proxy materials. Once you receive your paper copies, including the proxy card, you will need to mark, sign and date your proxy card and return it using the prepaid return envelope provided or return it to Proxy Services, c/o Computershare Investor Services, P.O. Box 43101,

Providence, RI 02940-5067. Computershare must receive your proxy card no later than close of business on June 15, 2009.

Please carefully consider the information contained in this proxy statement and, whether or not you plan to attend the meeting, vote by one of the above methods so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes even if you later decide not to attend the annual meeting.

We encourage you to register your vote via the Internet. If you attend the meeting, you may also submit your vote in person and any votes that you previously submitted – whether via the Internet, by phone or by mail – will be superseded by the vote that you cast at the meeting. To vote at the meeting, beneficial owners will need to contact the broker, trustee or nominee that holds their shares to obtain a "legal proxy" to bring to the meeting. Whether your proxy is submitted by the Internet, by phone or by mail, if it is properly completed and submitted and if you do not revoke it prior to the meeting, your shares will be voted at the meeting in the manner set forth in this proxy statement or as otherwise specified by you. Again, you may vote via the Internet or by phone until 11:59 p.m., Eastern Time, on June 15, 2009, or the Company's agent must receive your paper proxy card on or before the close of business on June 15, 2009.

Q: What constitutes a quorum, and why is a quorum required?

A: A quorum is required for the Company shareholders to conduct business at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote on the record date will constitute a quorum, permitting us to conduct the business of the meeting. Proxies received but marked as abstentions, if any, will be included in the calculation of the number of shares considered to be present at the meeting for quorum purposes. If we do not have a quorum, we will be forced to reconvene the Annual Meeting of Shareholders at a later date.

Q: What if I do not vote or abstain? How are broker non-votes counted?

A: Abstentions are included in the determination of shares present for quorum purposes. Because abstentions represent shares entitled to vote on any matter presented for shareholder approval, the effect of an abstention will be the same as a vote against a proposal. Ethan Berman and Steven Friedman are officers of the Company and were named by our Board of Directors as proxy holders. They will vote all proxies, or record an abstention or withholding, in accordance with the directions on the proxy. If no contrary direction is given, the shares will be voted as recommended by the Board of Directors. For beneficial shareholders, your broker or nominee may not be permitted to exercise voting discretion with respect to certain matters to be acted upon. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be considered as present and entitled to vote with respect to those matters. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum present.

Q: If my shares are held in street name by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if the proposal is a matter on which your broker has discretion to vote (such as the election of directors), or if you provide instructions on how to vote by following the instructions provided to you by your broker.

Q: Can I change my vote after I have delivered my proxy?

A: Yes. You may revoke your proxy at any time before its exercise. You may also revoke your proxy by voting in person at the Annual Meeting. If you are a beneficial shareholder, you must contact your brokerage firm or bank to change your vote or obtain a "legal proxy" to vote your shares if you wish to cast your vote in person at the meeting.

Q: Who will count the votes?

A: The Company has hired a third party, Computershare, to judge voting, be responsible for determining whether or not a quorum is present and tabulate votes cast by proxy or in person at the Annual Meeting.

Q: Where can I find voting results of the meeting?

A: We will announce general voting results at the meeting and publish final detailed voting results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2009 or in an earlier filed Form 8-K.

Q: Who will bear the cost for soliciting votes for the meeting?

A: We will bear all expenses in conjunction with the solicitation of the enclosed proxy, including the charges of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to shareholders. In addition, proxies may be solicited by mail, in person, or by telephone or fax by certain of our officers, directors and employees.

Q: Whom should I call with other questions?

A: If you have additional questions about this proxy statement or the meeting or would like additional copies of this document or our 2008 Annual Report on Form 10-K, please contact: RiskMetrics Group, Inc., One Chase Manhattan Plaza, 44th Floor, New York, New York, 10005, Attention: Investor Relations.

 GOVERNANCE OF THE COMPANY

Our Corporate Governance Principles

        The Company has adopted Governance Principles and Board Guidelines which we believe are appropriate and in the best interest of our company and our shareholders. As part of our commitment to our shareholders, these principles are reviewed by the Board on an annual basis and were last reviewed and updated on December 2, 2008. Some of the key elements of our principles are as follows:

  • Independence of Directors.    We will adopt and apply an independence standard for our directors that meets or exceeds the rules and regulations of the NYSE.

  • Committee Independence.    All committees will be constituted entirely of independent directors.

  • Annual Election of Directors.    All of our directors will stand for election annually to create greater alignment between the directors' and shareholders' interests and to promote greater accountability to our shareholders.

  • Separation of Chairman/CEO – Lead Director.    Our policy is that the role of our chairman should be filled by someone other than our chief executive officer and that our chairman should come from the ranks of our independent directors. If our board of directors concludes that it is in the best interests of our shareholders to have a chairman who is not an independent member of our board of directors, then we will disclose this reasoning in our proxy statement and we will appoint a lead independent director to provide appropriate independent management of our board of directors and its processes.

  • Board Evaluations.    We believe that evaluations of our board of directors, its standing committees and individual directors are critical elements of corporate governance and our Nominating and Corporate Governance Committee will coordinate an annual evaluation of our board of directors, as a whole, and our individual directors and their performance. This annual evaluation process will be used in lieu of imposing mandatory retirement ages or director term limits.

  • Director Stock Ownership.    In order to more strongly align the interests of our directors with those of our shareholders, non-vested stock grants will be a significant component of our directors' compensation. We will also require our directors to maintain certain levels of equity ownership.

  • "Proxy Access."    Our bylaws set forth the provisions by which we will include in our proxy materials the name of a person nominated by one of our shareholders, or group of our shareholders, who meets specified requirements for election as a director. Generally, a nominating shareholder must have owned at least 4% of our outstanding common stock continuously for at least 2 years and must provide notice to us in accordance with our bylaws.

  • Majority Voting.    Our bylaws provide that in uncontested elections, our directors must be elected by majority vote and directors must submit a contingent resignation in advance of each annual shareholders meeting to help effectuate this process.

  • Shareholder Communication Policy.    Our Board seeks a relationship with the shareholders that will facilitate open and candid communication. Our website represents a key, but not exclusive, communications tool. Shareholders and interested parties may contact members of the Board by mail or email (as further described on page 12 of this proxy statement).

  • Say on Pay.    Our shareholders will be given the opportunity to vote on an advisory management resolution at each annual meeting to approve our Executive Compensation Policies and Practices as outlined in our annual proxy statement.

  • Shareholder Approval of Options Re-Pricing.    We will not re-price any outstanding stock options without first obtaining the approval of a majority of our shareholders.

  • Poison Pills.    Our board of directors' policy is that it shall seek and obtain shareholder approval before adopting a poison pill.

        Our Governance Principles and Board Guidelines first became effective on January 25, 2008, upon the consummation of our IPO, and they were reviewed by our Board and amended on December 2, 2008. The key changes made by the Board during the recent review were: (a) clarifying and expanding the reasons for the Board maintaining and implementing the Governance Principles and Board Guidelines, (b) revising the guidelines to reflect the Board's enhanced shareholder communication policy, (c) publishing the Board's policy that the Company will not re-price options without first obtaining shareholder consent and (d) clarifying director independence standards to ensure that they meet or exceed the standards of the New York Stock Exchange ("NYSE") listing rules.

        By their own terms, these principles and guidelines will continue to be reviewed periodically and updated as necessary to reflect changes in regulatory requirements and evolving oversight practices. The Governance Principles and Board Guidelines are available on the Company's website, www.riskmetrics.com under the "Our Company" section. A printed copy is available to any shareholder requesting a copy by writing to: Corporate Secretary, RiskMetrics Group, Inc., One Chase Manhattan Plaza, 44th Floor, New York, New York 10005.

Director Independence

        The Board annually assesses the independence of each Director nominee. No director qualifies as "independent" unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). For purposes of this director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

        In making this determination, the Board considers the factors identified below, as well as such other factors that the Board may deem relevant.

  An "Independent Director" is defined as a director who:

•	Has not been employed within the last five years by the Company, one of it affiliates or a firm acquired by the Company;
•	Has not served as CEO of the Company at any time;
•	Does not beneficially own more than 50 percent of the Company's voting power;
•	Has not been employed by the Company's independent auditor in the last five years;
•	Is not a relative of a current employee of the Company or its affiliates;
•	Is not related to a former executive officer who served within the last five (5) years at the Company or its affiliates;
•	Is not party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
•	Does not have an "Interlocking Relationship" as defined by the SEC involving members of the board of directors or its Compensation Committee.
•	Is not a "Founder" of the Company;

•	Is not a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the Company or its affiliates;
•	Is not, and is not affiliated with a company that is, an adviser, or consultant to the Company or a member of the Company's senior management;
•	Is not affiliated with a "Significant" customer or supplier of the Company;
•	Has no personal services contract with the Company or with any member of the Company's senior management or Board;
•	Does not provide "Professional Services" to the Company, to an affiliate of the company or an individual officer of the company or one of its affiliates;
•	Receives no compensation from the Company other than compensation as a director;
•	Does not have any "Significant" transactional relationship with the company or its affiliates excluding investments in the company through a private placement;
•	Is not employed by a public company at which an executive officer of the Company serves as a director;
•	Has not had any of the relationships described above with any affiliate of the Company;
•	Is not a Relative of any person with any relationships described above; and
•	Would not be deemed to be "independent" under any exchange listing rule applicable to the Company.

A commercial relationship will be found to be "Significant," if the Company makes or receives annual payments exceeding the greater of $200,000 or two (2) percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
"Affiliate" includes a subsidiary, sibling company, or parent company.

"Relative" follows the SEC's definition of "immediate family members" which covers spouses, parents, children, stepparents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

"Professional Services" can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction and hence subject to the associated materiality test rather than a professional relationship.

"Interlocking Relationships" include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
The foregoing definition is included in our Governance Principles and Board Guidelines which are available on our website as described above.

        Under these independence standards, and in conformity with the listing standards of the NYSE, the Board has determined that Lovida Coleman, Stephanie Hanbury-Brown, Rene Kern, Christopher Mitchell, Frank Noonan, Lynn Paine, Thomas Renyi, Stephen Thieke and Robert Trudeau, are independent. Ethan Berman is not independent because he is also our Chief Executive Officer. Philip Duff is not independent because of a customer contract entered into in May 2008 between the Company and Duff Capital Advisors (now known as Investment Risk Management), of which Mr. Duff was the CEO and General Partner at the time at which the contract was entered into.

        Arthur Levitt, one of our current directors, has notified us that he is retiring and has decided not to stand for re-election at the Annual Meeting.

        During the fiscal years 2006, 2007 and 2008, the Company did not make any contributions to any charitable organization in which an independent director served as an executive officer.

Separation of Chair and CEO

        The Company's Governance Principles and Board Guidelines call for the Chair of the Board of Directors to be an independent director, unless the Board concludes that it is in the best interests of shareholders to do otherwise. When this occurs, the Governance Principles also obligate the Board to disclose its reasoning in the Proxy Statement.

        The Board, after consulting with its Nominating and Corporate Governance Committee, has determined that at this time it is in our shareholders' best interests to separate the roles of Chair and Chief Executive Officer. Accordingly, at its meeting on April 21, 2009, the Board determined that, assuming he is re-elected by the shareholders at the Annual Meeting, Stephen Thieke will be appointed to serve as the Board Chair immediately after the Annual Meeting. Since April 2007, Mr. Thieke has served as our Lead Independent Director. As Chair, Mr. Thieke will perform the following duties:

  •
  Chairing meetings of the Board as well as Executive Sessions of the Independent Directors;

  •
  Preparing agendas for meetings of the Board in consultation with the CEO and the other Board members;

  •
  Preparing agendas for Executive Sessions of the Independent Directors;

  •
  Leading the Independent Directors in periodic reviews of the performance of the CEO, as well as in discussions regarding the CEO's reports on senior management performance and senior management succession issues and plans;

  •
  Keeping the directors informed through timely distribution of information and reports;

  •
  Overseeing the annual Board and Committee evaluations;

  •
  Serving as liaison between Independent Directors and the CEO;

  •
  Serving as the Board's liaison for consultation and communication with shareholders; and

  •
  Recommending independent outside advisors and consultants who report directly to the Board on critical issues.

Board and Committee Membership

        The members of the Board serve as the elected representatives of the shareholders and act as fiduciaries on their behalf. The Board delegates authority to senior management to pursue the Company's mission. The directors oversee senior management's performance on behalf of the shareholders and act as advisers and counselors to the chief executive officer and other senior managers.

        In performing its general oversight function, the Board reviews and assesses the Company's strategic and business planning as well as senior management's approach to addressing significant risks. Board responsibilities include, but are not limited to, the following:

  • periodically reviewing and approving the Company's overall strategic and business plans;

  • selection of the Company's chief executive officer and approval of the recommendations of the CEO as to the Company's top management; and

  • planning for succession with respect to the CEO position.

        Since the beginning of 2008, three independent directors have been added to the Board (Ms. Hanbury-Brown, Mr. Noonan and Ms. Paine), and an additional independent nominee (Mr. Renyi), is recommended for election at this annual meeting.

        During 2008, the Board, under the leadership of the Nominating and Corporate Governance Committee, conducted an evaluation of our Board, its committees and the individual directors. An overview of the evaluation process and its results was presented to the full Board and reviews were held with individual Board members.

        During 2008, the Board held nine meetings and had three committees: an Audit Committee, Compensation and Human Resources Committee, and Nominating and Corporate Governance Committee. We expect each director to attend every meeting of the Board and the committees on which he or she serves and attend the annual meeting of shareholders. In 2008, each director then serving on the Board attended the 2008 Annual Shareholders' Meeting with the exception of Arthur Levitt who was unable to attend due to personal reasons. All directors, with the exception of Mr. Duff, attended at least 75% of the meetings of the Board and the committees on which they served in 2008.

        The following table identifies the current committee members.

Name	Audit		Nominating and Governance		Compensation and Human Resources
Ms. Coleman			X
Ms. Hanbury-Brown	X
Mr. Kern			X
Mr. Mitchell					X	*
Mr. Noonan	X	*
Ms. Paine					X
Mr. Thieke	X		X	*
Mr. Trudeau					X
# of 2008 Meetings	11		8		3

* Current Committee Chair

        Each of our Audit Committee, Compensation and Human Resources Committee and Nominating and Governance Committee have a written charter, each of which is available on the Company's website, www.riskmetrics.com under the "Our Company" section. A printed copy is available to any shareholder requesting a copy by writing to: Corporate Secretary, RiskMetrics Group, Inc., One Chase Manhattan Plaza, 44th Floor, New York, New York 10005.

        Audit Committee.    The current members of our Audit Committee are Ms. Hanbury-Brown and Messrs. Noonan and Thieke, all of whom the Board has determined to be "independent" as defined by NYSE rules and the Sarbanes-Oxley Act of 2002 and as applicable to audit committee members. Mr. Noonan is the Audit Committee Chair and he, along with Ms. Hanbury-Brown and Mr. Thieke, are our financial experts under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act. This Committee's primary responsibilities include:

  • Selection and retention of our independent registered public accounting firm (subject to ratification by our shareholders);

  • Evaluation of the performance of our independent registered public accounting firm;

  • Review and monitoring of the auditing and integrity of our financial statements with our independent registered public accounting firm;

  • Consideration of any matters arising from an audit which is brought to the attention of our Board of Directors;

  • Monitoring our compliance with legal and regulatory requirements;

  • Oversight of our accounting and financial reporting process; and

  • Oversight of our risk assessment and management policies and procedures.

        Compensation and Human Resources Committee.    The current members of our Compensation and Human Resources Committee are Mr. Mitchell, Ms. Paine and Mr. Trudeau, all of whom the Board has determined to be "independent" as defined by NYSE rules. Mr. Mitchell is currently our Compensation and Human Resources Committee Chair. This Committee's primary responsibilities include:

  • Annual review of our CEO's performance, and recommendation of incentive awards based on that performance;

  • Annual approval, in consultation with our CEO, of the corporate goals and objectives with respect to compensation for our other executive officers;

  • Development and oversight of an overall evaluation process and compensation structure for our executive officers;

  • Review and discussion with our management team of the Compensation Discussion and Analysis to be included in our annual proxy statement;

  • Annual approval of our compensation strategy for executive officers and other members of our senior management team;

  • Oversight of the officer development and succession plans for the chief executive officer and other executive management;

  • Approval and administration of our long-term incentive compensation plans; and

  • Approval of separation packages and severance benefits to the extent that the agreements are outside of the ordinary course of our business.

        Nominating and Corporate Governance Committee.    The current members of our Nominating and Corporate Governance Committee are Ms. Coleman and Messrs. Kern and Thieke, all of whom the Board has determined to be "independent" as defined by NYSE rules. Mr. Thieke is currently our Nominating and Corporate Governance Committee Chair. This Committee's primary responsibilities include:

  • Screening and identifying qualified potential director nominees and potential executive officers;

  • Making recommendations to our Board of Directors regarding director nominees to be presented for shareholder approval at the annual meetings of our shareholders;

  • Making recommendations to our Board of Directors regarding director nominees to fill vacancies or as otherwise required outside of the annual meetings of our shareholders;

  • Setting, or recommending that our Board of Directors set, the composition of Board committees;

  • Overseeing an annual assessment process relating to the performance of both our Board of Directors as a whole and our individual directors;

  • Development of our corporate governance principles and policies;

  • Oversight of our corporate governance conduct; and

  • Development of policies regarding director and executive officer stock ownership requirements.

Compensation Committee Interlocks and Insider Participation

        During 2008, none of our executive officers served, currently none of them serves and we anticipate that none will serve in the future, on the board of directors or compensation committee of any other entity with executive officers who have served or will serve on our board of directors or our Compensation and Human Resources Committee.

Code of Ethics and Business Conduct

        The Company has a Code of Ethics and Business Conduct for its directors, officers and employees. The Code of Ethics and Business Conduct is available on the Company's website, www.riskmetrics.com, under the "Our Company" section. A printed copy is available to any shareholder requesting a copy by writing to: Corporate Secretary, RiskMetrics Group, Inc., One Chase Manhattan Plaza, 44th Floor, New York, New York 10005. The Company will disclose on its website, in accordance with all applicable laws and regulations, amendments to, or waivers from, its Code of Ethics and Business Conduct.

Policy Regarding Shareholder Nominations for Director

        The Board delegates the screening process for identifying candidates to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recruiting individuals who are qualified to become Board members, consistent with criteria approved by the Board. The Nominating and Corporate Governance Committee may, at its discretion, seek independent third-party advisers to assist in the process of identifying candidates and has recently done so in helping to identify Thomas Renyi as a nominee for election at the upcoming meeting. The Nominating and Corporate Governance Committee will recommend to the Board the names of prospective Board members. The Board will consider these recommendations in the context of the perceived needs of the Company at the time and the Board will then act on these recommendations.

        In making recommendations to the Board, the Nominating and Corporate Governance Committee will review the composition of the Board for the appropriate skills and characteristics required of members of the Board in the context of the then current make-up of the Board. This assessment will generally include consideration of issues of judgment, integrity, diversity and skills, including, but not limited to, understanding the business of the Company and possessing a relevant background – all in the context of an assessment of the perceived needs of the Board at the particular point in time.

        The Nominating and Corporate Governance Committee will give appropriate consideration to candidates for Board membership proposed by shareholders and will evaluate such candidates in the same manner as other candidates identified by, or submitted to, the Nominating and Corporate Governance Committee. Our By-laws set forth the general procedures by which shareholders entitled to vote in the election of directors may nominate one or more persons for election as directors and have that nominee(s) included in the proxy. Generally, the nominating person must have owned at least 4% of the Company's outstanding common stock continuously for at least 2 years and must provide notice to the Company as set forth in the Company's By-laws.

Shareholder Communications Policy

        Shareholders and interested parties may contact members of the Board by mail or email, as described below. Communications may be directed to the Board of Directors, any individual Director or any group or committee of Directors (including Non-employee Directors as a group). All such correspondence should be sent either via email (to RMGDirectors@riskmetrics.com), or via delivery to the Corporate Secretary of RiskMetrics Group, Inc., One Chase Manhattan Plaza, 44th Floor, New York, New York 10005.

        All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to the Directors. The Board has instructed our Corporate Secretary to review such correspondence and, in his discretion, not to forward items only if he deems them to be of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. This process will assist the Board in reviewing and responding to shareholder communications in an appropriate manner.

2008 Compensation of Non-Employee Directors

        Directors who are full-time employees of the Company receive no additional compensation for their service as a director. With respect to non-employee directors, the Company's philosophy is to provide competitive compensation necessary to attract and retain outstanding people to the Company's Board. The Board believes that a significant portion of director compensation should consist of equity-based compensation to assist in aligning directors' interests with the long-term interests of shareholders. The Compensation and Human Resources Committee reviews annually the form and amount of director compensation with independent outside assistance if deemed necessary, and makes appropriate recommendations to the Board in light of the responsibilities assumed and the director compensation of similarly situated companies.

        For the 2008-2009 Board year (meaning from our last annual meeting in June 2008 through the upcoming annual meeting in June 2009), non-employee directors received an annual cash retainer of $40,000 and a retainer of $5,000 for each Board committee of which they were a member. The Chairperson of each Board committee received an additional $10,000 retainer (and a similar fee would be paid to any director who takes on a role deemed comparable to a Committee chair). In addition, each director received 5,000 restricted shares of Company common stock which vest in equal installments over a three-year period following issuance. Our Lead Independent Director received an additional 1,500 restricted shares of common stock for his service in that role. Directors do not receive meeting fees.

        For the 2009-2010 Board year, the annual director compensation will generally remain the same as in the prior year but with the following changes: To reflect the large workload of the Audit Committee (particularly in terms of the high number of meetings of that committee), members of our Audit Committee will receive a $10,000 annual retainer for service on that committee and the committee's chair will receive a $20,000 retainer. With the separation of the roles of Board Chair and CEO (as discussed on page 9 of this proxy), the Board Chair will receive a total annual retainer of $50,000 and a total of 7,500 restricted shares. Finally, the restricted shares issued to the directors will vest over a one-year period following issuance but directors will be prohibited from selling those shares (even when vested) for a three-year period following issuance.

        The following table provides information regarding the compensation of our directors in the year ended December 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Total ($)
Ethan Berman (3)	—	—	—	—
Lovida Coleman (4)	55,625	29,888	—	85,513
Philip Duff	30,833	16,575	51,989	99,398
Stephanie Hanbury-Brown	5,625	—	—	5,625
Rene Kern (5)	24,375	16,575	—	40,950
Arthur Levitt (5) (6)	21,667	16,575	104,297	142,539
Christopher Mitchell	24,375	16,575	—	40,950
Frank Noonan (4)	52,083	28,341	—	80,424
Lynn Paine	24,375	16,575	—	40,950
Stephen Thieke	29,792	29,873	42,412	102,077
Robert Trudeau	24,375	16,575	—	40,950

(1) These amounts reflect the 2008 expense recognized by the Company for financial statement reporting purposes of the fair value of restricted stock in accordance with FAS 123R. For restricted stock, fair value is calculated using the closing price of Company stock on the date of grant

(2) These amounts reflect the amount of expense the Company recognized for financial statement reporting purposes for stock options in fiscal year 2008, using a Black Scholes valuation model in accordance with SFAS 123(R), and thus may include amounts from awards granted both in, and prior to, 2008. See Footnote 14 to the 2008 financial statements filed in the Company's Form 10-K for Fiscal Year 2008 for a description of the assumptions used in determining compensation cost of stock options.

(3) Mr. Berman received no compensation as a director. See the Summary Compensation Table below for Mr. Berman's compensation as our chief executive officer.

(4) Amounts include payments for service as a director for the partial year period leading up to the 2008 Annual Meeting of Stockholders. Ms. Coleman joined the Board in November 2007 and Mr. Noonan joined the Board in February 2008. Those individuals who were on the Board prior to that time were already compensated in 2007 for their Board service through the 2008 Annual Meeting.

(5) These directors elected to receive shares of Company stock in lieu of the cash compensation payments.

(6) As noted in this proxy statement, Mr. Levitt is retiring and has decided not to stand for re-election at the Annual Meeting.

 Executive Officers

        The following table sets forth the names, titles and ages of our executive officers as of April 10, 2009:

Name	Age	Title
Ethan Berman	47	Chief Executive Officer and Chairman of the Board
David Obstler	49	Chief Financial Officer
Jorge Mina	34	Co-Head of RiskMetrics Business
Gregg Berman	42	Co-Head of RiskMetrics Business
Stephen Harvey	43	Head of Governance Business

        See "Item 1—Election of Directors" below for the biographical data for Mr. Berman.

        David Obstler.    David Obstler is our chief financial officer and has served as such since January 2005. From 2000 to 2004, he was chief financial officer and executive vice president of corporate development for Pinnacor Inc., a NASDAQ publicly listed provider of software and services to the financial services industry. Prior to that, he was an investment banker at Goldman Sachs, Lehman Brothers and JPMorgan. He has a B.A. from Yale University and an M.B.A. from the Harvard School of Business.

        Jorge Mina.    Jorge Mina has served as co-head of our RiskMetrics business since July 2005. Mr. Mina was one of our founding members at the time of our spin-off from JPMorgan and served as our head of research from 2003 to 2005, where he was responsible for analytics across RiskMetrics' products and services. Prior to our spin-off, he worked in Risk Management Services at JPMorgan. Mr. Mina has an M.S. from the University of Chicago and a B.S. from the Instituto Tecnológico Autónomo de México.

        Gregg Berman.    Gregg E. Berman has served as co-head of our RiskMetrics business since 2007. In 2006, Mr. Berman served as our head of strategic development. Mr. Berman was one of our founding members at the time of our spin-off from JPMorgan in 1998 and has served a number of roles, including product manager from 1999 to 2000, head of Market Risk from 2000 to 2004 and head of sales in 2005. Mr. Berman is a physicist by training and holds a Ph.D. and an M.S. from Princeton University and a B.S. from the Massachusetts Institute of Technology.

        Stephen Harvey.    Stephen Harvey has served as part of our Governance business since 2007, recently becoming the Head of Governance Services. Mr. Harvey has been with the Company since 2000, serving in various roles including the Head of Account Management from 2005-2007.

 SECURITIES OWNERSHIP OF OFFICERS AND DIRECTORS
AND CERTAIN BENEFICIAL OWNERS

        The following table shows the number of shares of our common stock beneficially owned as of April 10, 2009 by: (i) each of our Directors and Executive Officers, (ii) each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of the Company's common stock, and (iii) all of our Directors and Officers as a group. Except as otherwise noted below, the address of each of the persons in the table is c/o of RiskMetrics Group, Inc., One Chase Manhattan Plaza, 44th Floor, New York, New York 10005.

Beneficial Owner	Number	Percentage#
Entities affiliated with Baron Capital Group, Inc. (1)
767 Fifth Avenue
New York, NY 10153	4,188,720	6.81%
Entities affiliated with Morgan Stanley (2) 1585 Broadway New York, NY 10036 and Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	3,907,793	6.35%
Entities affiliated with General Atlantic LLC (3)	13,333,332	21.67%
Entities affiliated with Spectrum Equity Investors IV, L.P. (4)	10,833,332	17.61%
Entities affiliated with TCV V, L.P. (5)	6,424,802	10.44%
Ethan Berman (6)	7,521,260	11.92%
Lovida Coleman	15,500	*
Philip Duff (7)	121,667	*
Stephanie Hanbury-Brown	2,917	*
Rene Kern (3)	13,340,121	21.7%
Arthur Levitt (8)	180,507	*
Christopher Mitchell (4)	10,838,332	17.61%
Frank Noonan	20,500	*
Lynn Paine	5,500	*
Stephen Thieke (9)	41,167	*
Robert Trudeau (10)	5,000	*
David Obstler (11)	552,791	*
Jorge Mina (12)	248,626	*
Gregg Berman (13)	371,127	*
Stephen Harvey (14)	92,626	*
All directors and executive officers as a group (15 persons)	33,357,641	52.87%

# Based on 61,534,822 shares of common stock outstanding as of April 10, 2009, plus options to purchase common stock exercisable as of April 10, 2009 or 60 days thereafter and restricted shares whose restrictions will lapse within 60 days of April 10, 2009.

* Represents beneficial ownership of less than 1%.

(1) Baron Capital Group, Inc. has beneficial ownership of these shares as of December 31, 2008. The information provided is based upon a Schedule 13G dated February 12, 2009, filed by Baron Capital Group, Inc.

(2) Morgan Stanley and Morgan Stanley Investment Management, Inc. have beneficial ownership of these shares as of December 31, 2008. The information provided is based upon a Schedule 13G dated February 17, 2009, filed by Morgan Stanley.

(3) Includes 12,301,390 shares held by General Atlantic Partners 78, L.P., 166,667 shares held by GapStar, LLC, 670,860 shares held by GAP Coinvestments III, LLC, 180,583 shares held by GAP Coinvestments IV, LLC and 13,832 shares held by GAPCO GmbH & Co. KG. General Atlantic LLC is the general partner of General Atlantic Partners 78, L.P. and the sole member of GapStar, LLC. The Managing Members of GAP Coinvestments III, LLC and GAP Coinvestments IV, LLC are Managing Directors of General Atlantic LLC. The general partner of GAPCO GmbH & Co. KG is GAPCO Management GmbH. The Managing Directors of General Atlantic LLC make the voting and investment decisions with respect to

GAPCO Management GmbH and GAPCO GmbH & Co. KG. Rene Kern is a Managing Director of General Atlantic LLC and a Managing Member of GAP Coinvestments III, LLC and GAP Coinvestments IV, LLC. Mr. Kern disclaims beneficial ownership of such shares except to the extent of his individual pecuniary interest therein. The address for the General Atlantic entities, other than GAPCO GmbH & Co. KG and GAPCO Management GmbH, is c/o General Atlantic Service Company, LLC, Three Pickwick Plaza, Suite 200, Greenwich, Connecticut 06830. The address for GAPCO GmbH & Co. KG and GAPCO Management GmbH is Koenigsallee 62, 40212 Duesseldorf, Germany.

(4) Includes 10,643,750 shares held by Spectrum Equity Investors IV, L.P., whose general partner is Spectrum Equity Associates IV, L.P.; 126,750 shares held by Spectrum Equity Investors Parallel IV, L.P. whose general partner is Spectrum Equity Associates IV, L.P.; and 62,832 shares held by Spectrum IV Investment Managers' Fund, L.P. Voting and investment control over the shares held by Spectrum entities is exercised by the following members of the Spectrum investment committees: Brion B. Applegate, William P. Collatos, Benjamin M. Coughlin, Randy J. Henderson, Michael J. Kennealy, Kevin J. Maroni, Christopher T. Mitchell and Victor E. Parker, each of whom disclaims beneficial ownership of such shares, except for their individual pecuniary interest therein. The address of the Spectrum entities is 333 Middlefield Road, Suite 200, Menlo Park, California 94025.

(5) Includes 6,305,370 shares of common stock held by TCV V, L.P.; and 119,432 shares of common stock held by TCV Member Fund, L.P. Technology Crossover Management V, L.L.C. ("TCM V") is the sole General Partner of TCV V, L.P. and a General Partner of TCV Member Fund, L.P. The investment activities of TCM V are managed by Jay C. Hoag, Richard H. Kimball, John L. Drew, Jon Q. Reynolds, Jr., Henry J. Feinberg and William J.G. Griffith IV (collectively, the "TCM Members") who share voting and dispositive power with respect to the shares beneficially owned by the TCV V, L.P. and TCV Member Fund, L.P. (collectively the "TCV Funds"). TCM V and the TCM Members disclaim beneficial ownership of such shares except to the extent of their individual pecuniary interest therein. The address of TCM V, the TCV Funds and the TCM Members is 528 Ramona Street, Palo Alto, California 94301.

(6) Includes 977,100 shares held in an irrevocable trust for the benefit of Mr. Berman's children created on August 18, 2000 and options to purchase 1,563,000 shares. Mr. Berman's wife and father are the trustees of the irrevocable trust. Also includes an aggregate of 4,200 shares of common stock held in irrevocable trusts established for the benefit of Mr. Berman's children on December 20, 2007. Mr. John C. Novogrod is the trustee of each of the irrevocable trusts.

(7) Consists of 5,000 shares and options to purchase 116,667 shares.

(8) Consists of 20,090 shares and options to purchase 160,417 shares. As noted in this proxy statement, Mr. Levitt is retiring and has decided not to stand for re-election at the Annual Meeting.

(9) Consists of 24,500 shares and options to purchase 16,667 shares.

(10) Consists of 5,000 shares. Mr. Trudeau has the sole voting and dispositive power over these shares; however, TCV Management 2004, L.L.C. owns 100% of the pecuniary interest therein. Mr. Trudeau disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(11) Consists of 41,666 shares and options to purchase 511,125 shares.

(12) Consists of options to purchase 248,626 shares.

(13) Consists of options to purchase 371,127 shares.

(14) Consists of 18,500 shares and options to purchase 74,126 shares.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This section provides an overview and analysis of our executive compensation program and policies; the material compensation decisions that we made with regard to our 2008 compensation, as well as the material factors that we considered in making those decisions; and the corporate goals and performance objectives that we intend to use to guide comparable 2009 compensation decisions. It is divided into five parts:

  I.
  Compensation Philosophy and Objectives

  II.
  Overview of Executive Compensation Components

  III.
  2008 Compensation Decisions

  IV.
  Summary Compensation Tables

  V.
  Overview of 2009 Objectives

Unless otherwise indicated, this section refers only to the compensation of those individuals whom we refer to as our "named executive officers," or "NEOs." These officers are:

  •
  Ethan Berman, Chief Executive Officer

  •
  David Obstler, Chief Financial Officer

  •
  Jorge Mina, Co-Head of RiskMetrics Business

  •
  Gregg Berman, Co-Head of RiskMetrics Business

  •
  Stephen Harvey, Head of Governance Services

I.
Compensation Philosophy and Objectives

Our compensation program is under the oversight of the Compensation and Human Resources Committee of our Board of Directors. As is more fully articulated in its charter, this Committee:

  •
  Establishes overall compensation strategy and policy for the Company;

  •
  Oversees the development and implementation of the performance evaluation process for our senior executives, including NEOs; and

  •
  Reviews and approves the compensation for our Chief Executive Officer, as well as the corporate goals and objectives used to determine the compensation of other named executive officers.

Our overall compensation goal is to attract and retain qualified, talented and diverse leaders who are enthusiastic about our mission and culture. We believe that compensation plays a role in, but is not the exclusive means of, achieving this goal. Non-financial attributes – such as offering a compelling work environment, challenges, opportunities, clients and colleagues – also attract and motivate the type of leaders that we seek. Because of the importance of these non-financial elements and our overall company culture, we do not base compensation levels or structures on peer companies or external benchmarks, and we haven't used compensation consultants to establish compensation policy. Instead, compensation is established based on a combination of each NEO's experience and scope of responsibility. In setting total compensation, we look to combine financial incentives and rewards with non-financial benefits.

We use compensation to reinforce business objectives and corporate values. We believe that a majority of an executive's compensation should be based on how well that executive performs in achieving those business objectives over which he/she has reasonable control, as well as the executive's success in exemplifying corporate values. Among our values is the principle of internal pay equity: that is, the difference between our highest and lowest paid employees should be equitable. Because of variances in local compensation structure (for example, as applicable to our employees in the United States versus certain overseas offices), we do not use a mathematical multiple-of-pay to determine internal pay equity. These decisions are guided by our collective sense of what is equitable in each situation. Additionally, we do not offer special perquisites for executives. Subject to minor variations to account for requirements in local jurisdictions, all employees receive the same retirement, health and welfare benefit opportunities. Because of the discipline that internal pay equity provides, we determine annual incentive compensation awards for our NEOs (other than the CEO) based largely on subjective, qualitative factors rather than on a quantitative basis. (We discuss this more in the sections which follow, "Overview of Executive Compensation Components," "2008 Compensation Decisions," and "Overview of 2009 Objectives.")

Lastly, we believe that compensation should align the interests of our executives with our shareholders. To this end, incentive compensation paid to each NEO is split between cash and equity. The ratio between cash and equity is approximately 50-50, but this ratio may change depending upon the level of risk appropriate for the Company while also considering the appropriate risk for each executive. While we encourage each NEO to maintain a level of stock ownership in the Company that is significant to him/her, the potential equity component of the incentive award is forfeited once the executive attains – in the opinion of the Human Resources and Compensation Committee – a level of equity ownership beyond which additional equity awards are unlikely to provide additional incentive. We have not established a bright line test as to when this concept of "enough" equity is reached; currently, only the Chief Executive Officer's holdings fall within this category.

II.
Overview of Executive Compensation Components

The following table describes the components of the Company's executive compensation program.

Pay Element	What the Pay Element Rewards	Purpose of the Pay Element

Base Salary	Core competence as to skills, responsibilities, experience and contributions to the Company	Provide a steady source of income based primarily on scope of responsibility and years of experience

Annual Cash Incentive
•  Achievement of specific business objectives over which the executive has reasonable control
•  Contribution toward achievement of corporate-wide objectives
•  Development and growth of leadership and management skills
•  Contribution toward promoting the Company's distinct culture
• Success in developing a productive management team
•  Ensure focus on specific annual goals that contribute to the Company's long-term success
•  Provide annual performance-based cash compensation
•  Motivate achievement of critical annual performance metrics
• Enhance leadership, management and team-building skills

Long-Term Incentives	Periodic Stock Options under Company-Wide Incentive Compensation Plans • Achievement of specific corporate-level objectives • Continued employment with the Company during the 4-year vesting period	Combination of All Plans • Align the interests of executives with shareholders • Provide for executive ownership of stock • Retain key talent
	Stock Options Upon Initial Hire These options are granted upon initial hire, and vest over a 4-year period, 25% each year.	Stock Options Upon Initial Hire • Attract key talent in a competitive environment • Encourage retention

Stock Options Under Annual Incentive Awards
•  Achievement of specific business objectives over which the executive has reasonable control
•  Contribution toward achievement of corporate-wide objectives
•  Development and growth of leadership and management skills
•  Contribution toward promoting the Company's distinct culture
•  Success in developing a productive management team
•  Continued employment with the Company during the 4-year (25% each year) vesting period

Stock Options Under Annual Incentive Awards
•  Ensure focus on specific annual goals that contribute to the Company's long-term success
•  Motivate achievement of critical annual performance metrics
•  Supplement cash-based compensation with potential for long-term growth

Retirement & Welfare Benefits	These benefits are part of our broad-based total compensation program, available to all full-time employees of the Company

III.
2008 Compensation Decisions

2008 Corporate Objectives

At the beginning of 2008, our Board approved the following corporate objectives. These objectives were used by the Compensation and Human Resources Committee to determine the 2008 incentive compensation for our Chief Executive Officer, and, to a lesser and more subjective extent, by our Chief Executive Officer to determine the 2008 incentive compensation for other NEOs.

  1.
  Financial Results.    Key measures:

  a.
  Reported GAAP revenue growth on an organic basis of at least 20%

  b.
  Reported GAAP Adjusted EBITDA growth on an organic basis of at least 25%

  c.
  Unlevered free cash flow in excess of Adjusted EBITDA

  2.
  Client.:    Key measures:

  a.
  Increase client retention by 1%

  b.
  Cross-sell. Sell a product from a different business line to at least 100 existing clients

  3.
  People.    Key measures:

  a.
  Retain our talent. Decrease the rate of voluntary turnover by 2 percentage points this year

  b.
  Build talent pipelines. Design and implement global campus relations programs and rotation-based intern program

  c.
  Develop our people. Design and implement broad-based people development program

  d.
  Attract and retain talent. Prepare to become one of the Fortune "100 Best Companies to Work For" in 2010

  4.
  Advance The Vision and Innovation.    Key measures:

  a.
  Advance the corporate mission so that it is understood by our employees, customers and investors how this mission tangibly affects each of them

  b.
  Increase RMG thought-leadership profile in the financial community among our clients, policy makers, academics and the press

  c.
  Establish a systematic and strategic approach to product development and acquisition activity

  5.
  Execution – Complete the job of becoming one company.    Key measures:

  a.
  Systems. Complete the integration of our financial and sales information systems.

  b.
  Resources. Consolidate company level data from across the organization into a centralized database

  c.
  Teams. Fully integrate the sales and technology teams

During the course of 2008, like in 2007, in consultation with the Chief Executive Officer, the Compensation and Human Resources Committee also determined that the Company would benefit from enhanced leadership and management skills. Consequently, the following objectives were again included for each NEO:

  •
  Continued development of leadership and management skills;

  •
  Contribution to promoting the Company's distinct corporate culture; and

  •
  Continued success in developing a productive management team.

Base Salary

We pay our executive officers a base salary to compensate them for their services and to provide a steady source of income. Base salary is primarily based on the scope of each executive's respective responsibilities, years of experience, skills, and knowledge, and within the context of our general compensation philosophy (see above, "Compensation Philosophy and Objectives"). We generally set executive base salary through an arm's-length negotiation with each person during the hiring process, and make adjustments thereafter to reflect increased experience, years of service, changes in responsibility, and, as necessary, internal pay equity.

In the beginning of 2008, Messrs. Obstler, Mina, G. Berman and Harvey received salary increases ranging from $10,000 to $20,000, to reflect larger roles. Variances in the amount of salary increases for these officers were due to our Compensation and Human Resources Committee's efforts to calibrate the base salaries of all NEOs other than our Chief Executive Officer. Our Chief Executive Officer's base salary was increased by $50,000 to $350,000 (representing a 16.7% increase), to reflect his increased responsibilities as the CEO of a public company.

Incentive Compensation

As stated above, we use compensation to reinforce business objectives and corporate values. We believe that a majority of an executive's compensation should be based on how well that executive performs in achieving those business objectives over which he/she has reasonable control, his/her contribution toward corporate-wide objectives, as well as the executive's success in exemplifying our corporate values.

Except for our CEO, we determine incentive compensation awards based primarily on subjective, qualitative factors rather than quantitative factors or precise mathematical formulae. Except for our Chief Executive Officer, we do not target annual bonus opportunities at any particular percentage of total compensation or base salary. We believe that targets inappropriately limit our ability to fairly reward performance and distract our employees, and that our strong internal pay equity principle – coupled with our advisory "say on pay" commitment – protect the Company and its shareholders from overly generous awards, while still providing management with the flexibility it needs. We introduced a target bonus amount into our Chief Executive Officer's incentive compensation structure in 2007 because we recognize that shareholders of a public company are most familiar with this structure and level of transparency.

1.
Chief Executive Officer:    At the beginning of 2008, our Compensation and Human Resources Committee determined that our Chief Executive Officer's target bonus for meeting 2008 corporate objectives would be an amount equal to two times his base salary, half to be paid in cash and half to be paid in equity. This target bonus amount was determined after this Committee reviewed compensation levels throughout our organization, so as to maintain internal pay equity. This Committee also determined that our Chief Executive Officer could receive an additional bonus of up to 20% of the target bonus amount in the event our corporate objectives for 2008 were exceeded.

  At the end of 2008, the Compensation and Human Resources Committee reviewed our Chief Executive Officer's performance and rated each corporate objective on a scale of one through five

  (with a score of four representing achievement of the stated target objective). Each corporate objective and key measure was weighted equally. The Committee's assessment was as follows:

PERFORMANCE OBJECTIVE		PERFORMANCE	RATING

Financial Targets			4+
•	At least 20% organic Revenue Growth	17.1% (1)	3
•	At least 25% adjusted organic EBITDA Growth	32.1% (1)	5
•	Grow free cash flow at a rate in excess of adjusted EBITDA growth rate	Significant achievement	5
Client			3
•	Increase client retention by 1%	Retention rate declined by approximately 5%	2
•	Cross-sell. Sell a product from a different business line to at least 100 existing clients	97, just short of target	3+
People			4
•	Decrease the rate of voluntary turnover by 2 percentage points	Decreased by almost 3 percentage points	5
•	Design and implement a global campus relations program and rotation-based intern program	Have been successful in just over half of current locations	3
•	Design and implement broad-based people development program	People strengths training for all, with leadership training set for 2009	4
•	Prepare to become one of the Fortune "100 Best Companies to Work For" in 2010	Was selected as one of the best companies to work for in New York by Crain's	4
Advance the Vision and Innovation			2
•	Advance the corporate mission so that it is understood by our employees, customers and investors how this mission tangibly affects each of them	Brands haven't come together in most market participants minds. Not yet seen as "the center for the financial community".	1
•	Increase RMG thought-leadership profile in the financial community among our clients, policy makers, academics and the press	Increased press coverage and publication schedule. Still expect more given current market focus on risk	3
•	Establish a systematic and strategic approach to product development and acquisition activity	Product and strategy reviews now regularly done within teams as well as across management	4
Execution			4+
•	Complete the integration of our financial and sales information systems	Systems completely integrated	5
•	Consolidate company level data from across the organization into a centralized database	Progress well underway. To be completed in 2009	4
•	Fully integrate the sales and technology teams	Teams fully integrated	4+
Combined Rating			3+

(1)    Pro forma results assume that the ISS and CFRA acquisitions closed on January 1, 2007.

  On the first set of objectives, Financial Targets, we fell slightly short on our organic revenue target, but greatly exceeded on organic EBITDA growth and cash flow despite a challenging financial market, especially in the last 6 months of 2008. On a scale of 1-5, the Compensation and Human Resources Committee gave Mr. Berman a 4.5, with 4 being the achievement of target.

  On the second objective, Clients, we were not nearly as successful, as our renewal rate fell far short of goal, and our cross-selling, while significant, fell just shy of goal. We believe that the market conditions had far more to do with this failure, than our products or services, but we failed nonetheless. The Compensation and Human Resources Committee gave Mr. Berman a 3 on this objective, falling short of target.

  On the third objective, People, we did a good job of attracting and retaining talent, with our voluntary turnover rate dropping sharply, and numerous people development and campus recruiting plans being put in place. In addition we were recognized by Crain's as one of the top 50 companies to work for in New York City. The Compensation and Human Resources Committee gave Mr. Berman a 4 as it felt that the target for the year was achieved.

  On the fourth objective, Advance the Vision, the Compensation and Human Resources Committee did not feel that we were as successful as we had hoped. While the committee felt that we did raise the profile of the "RiskMetrics" name and brand, it did not feel that much progress was made on making the firm, "the center for the financial community". Not enough was done to bring the different offerings and services together for our shared prospects and clients. While we did make progress at the end of the year by adding a performance attribution capability (through an acquisition) the Compensation and Human Resources Committee felt we fell short of this objective. Mr. Berman was therefore given a 2.

  On the fifth and final objective, EXECUTION, the committee felt that the objectives were exceeded. The firm is now on a common set of systems, infrastructure, security, compliance, compensation, and employment policies across the world. We are compliant with Section 404 of the Sarbanes-Oxley Act, and while we did not achieve our goal of one consolidated firm-wide database, we have put the team in place to make that happen in 2009. For this objective Mr. Berman was given a 4.5.

  Lastly, the Compensation and Human Resources Committee looked at the individual objectives set for Mr. Berman. Chief among them was to continue to develop the management team of the Company, specifically hiring a President. While the Compensation and Human Resources Committee is very pleased that the Company has recently decided to hire Mr. Knut Kjaer to fill this role, the objective was clearly not achieved in 2008. On this objective Mr. Berman was given a 1.

  To determine Mr. Berman's bonus for the year, the committee took the average of the scores it gave him on the corporate objectives (3.6 out of a target of 4) and then reduced this amount by 25 percent for failing to achieve his personal objectives as outlined above. The calculation for Mr. Berman's bonus was therefore $350,000 * 3.6/4*.75= $235,000. (rounded to the nearest $5,000).

  This amount was paid to Mr. Berman in cash. As discussed earlier, the Compensation and Human Resources Committee continues to feel that Mr. Berman's equity holding in the Company is "enough", and consequently this component of his incentive award was not granted.

2.
All Other NEOs:    Each NEO other than our CEO also had individual performance goals that were designed to reflect his/her respective role in the Company and to support the corporate-wide objectives. Included in Mr. Obstler's objectives, as our Chief Financial Officer, was to assure the adequacy of internal controls and the assessment of those controls as required under Section 404 of the Sarbanes-Oxley Act, to integrate the ISS finance staff with our existing finance team and to take on the additional responsibilities of a public company CFO. Included in Messrs. Mina's and

  G. Berman's objectives, as co-heads of our Risk business, was the objective of increasing revenues attributable to our Risk business by at least 20% in comparison to 2007 and to increase our Risk product offerings. Objectives for Mr. Harvey included re-building much of the management team of our Governance business, developing a new underlying voting technology, and improving client service. Objectives for each NEO also included the leadership and management skills development goals identified by the Compensation and Human Resources Committee during the course of 2008 (described above, see "2008 Corporate Objectives").

  Our Chief Executive Officer, in consultation with the head of our human resources department, performed a substantially subjective evaluation of each NEO's (a) contribution to the achievement of our corporate objectives for 2008, and (b) achievement of individual performance objectives. The Compensation and Human Resources Committee reviewed these evaluations and concurred that each NEO contributed significantly to the substantial achievement of our 2008 corporate objectives, and also made progress with respect to their individual objectives.

  Under this approach, Mr. Obstler received a cash bonus of $300,000 and 30,000 options. Messrs. Mina, G. Berman and Harvey were each awarded $240,000 cash bonuses and 25,000 options.

IV.
Summary Compensation Tables

Summary Compensation Table for the Years Ended December 31, 2008, 2007 and 2006

NEO	Year	Salary (1)	Cash Bonus (2)	Option Awards (3)	All Other Compensation (4)	Total

Ethan Berman,	2008	$350,000	$235,000	$11,362	$4,000	$600,362
CEO	2007	$300,000	$300,000	$18,757	$1,000	$619,757
	2006	$250,000	$200,000	$134,508	$2,313	$586,821

David Obstler,	2008	$275,000	$300,000	$180,561	$4,000	$759,561
CFO	2007	$235,000	$220,000	$222,703	$1,000	$678,703
	2006	$225,000	$150,000	$297,544	$2,313	$674,857

Jorge Mina,	2008	$180,000	$240,000	$124,949	$4,000	$548,949
Co-Head of Risk	2007	$160,000	$200,000	$125,520	$1,000	$486,520
	2006	$150,000	$150,000	$146,868	$2,313	$449,181

Gregg Berman,	2008	$200,000	$240,000	$118,054	$4,000	$562,054
Co-Head of Risk	2007	$190,000	$200,000	$117,000	$1,000	$508,000
	2006	$185,000	$120,000	$134,468	$2,313	$441,781

Stephen Harvey,	2008	$200,000	$240,000	$114,254	$4,000	$558,254
Head of Governance

(1)  Effective January 1, 2009, the base salary of Jorge Mina increased to $190,000 and the base salaries of the other NEOs remain the same for 2009.

(2)  Reflects bonus earned during the fiscal year and paid early in the next year.

(3)  These amounts reflect the amount of expense we recognized for financial statement reporting purposes for stock options in the fiscal year, using a Black Scholes valuation model in accordance with SFAS 123(R), and thus may include amounts from awards granted in and prior to that fiscal year. See Footnote 14 to our 2008 financial statements filed in our 2008 Annual Report on Form 10-K for Fiscal Year 2008 for a description of the assumptions used in determining compensation cost of stock options.

(4)  Represents employer contribution to 401(k) plan.

Grants of Plan-Based Awards Table for the Year Ended December 31, 2008

NEO	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards (1)

Ethan Berman,	1/25/2008	500	$17.50	$2,903
CEO

David Obstler,	1/25/2008	30,500	$17.50	$177,110
CFO

Jorge Mina,	1/25/2008	25,500	$17.50	$148,076
Co-Head of Risk

Gregg Berman,	1/25/2008	25,500	$17.50	$148,076
Co-Head of Risk

Stephen Harvey,	1/25/2008	25,500	$17.50	$148,076
Head of Governance

(1)  These amounts represent the grant date fair value of stock option awards granted during the year, computed using a Black Scholes valuation model in accordance with SFAS 123(R). These amounts reflect the estimated amount of expense we will recognize in our future financial statements. These expenses will be recognized ratably over the awards' respective vesting period.

Option Exercises for the Year Ended December 31, 2008

NEO	Date	Number of Shares Acquired on Exercise of Option (#)	Value Realized on Exercise of Option ($) (1)

Ethan Berman, CEO	—	—	—

David Obstler, CFO	—	—	—

Jorge Mina, Co-Head of Risk	—	—	—

Gregg Berman, Co-Head of Risk	—	—	—

Stephen Harvey,	1/4/2008	16,000	$244,800
Head of Governance	1/25/2008	42,710	$599,920
	8/25/2008	25,337	$486,470
	8/27/2008	45,498	$929,509
	8/28/2008	18,780	$391,563
	9/8/2008	39,550	$749,983
	11/3/2008	10,750	$121,425

(1)  Represents the difference between the fair market of stock received on the day of exercise less the option exercise price.

Outstanding Equity Awards at December 31, 2008

NEO	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/share)	Option Expiration Date

Ethan Berman,	12/31/2001	125,000	—	$2.00	12/31/2011
CEO	12/31/2002	1,375,000	—	$2.00	12/31/2012
	12/31/2004	62,500	—	$4.80	12/31/2014
	1/25/2008	500	—	$17.50	1/25/2018
David Obstler,	1/28/2005	288,460	109,374	$4.80	1/28/2015
CFO	12/31/2005	46,875	15,625	$7.20	12/31/2015
	12/31/2006	18,750	18,749	$15.29	12/31/2016
	1/25/2008	7,500	23,000	$17.50	1/25/2018
Jorge Mina,	12/31/2000	25,160	—	$1.20	12/31/2010
Co-Head of Risk	12/31/2001	17,500	—	$2.00	12/31/2011
	12/31/2002	12,500	—	$2.00	12/31/2012
	12/31/2003	62,500	—	$2.40	12/31/2013
	12/31/2004	25,000	—	$4.80	12/31/2014
	12/31/2005	75,000	24,999	$7.20	12/31/2015
	12/31/2006	15,626	15,623	$15.29	12/31/2016
	1/25/2008	6,750	18,750	$17.50	1/25/2018
Gregg Berman,	12/31/2000	62,500	—	$1.20	12/31/2010
Co-Head of Risk	12/31/2001	30,000	—	$2.00	12/31/2011
	12/31/2002	50,000	—	$2.00	12/31/2012
	12/31/2003	100,000	—	$2.40	12/31/2013
	12/31/2004	50,000	—	$4.80	12/31/2014
	12/31/2005	56,251	18,749	$7.20	12/31/2015
	12/31/2006	15,626	15,623	$15.29	12/31/2016
	1/25/2008	6,750	18,750	$17.50	1/25/2018
Stephen Harvey,	12/31/2004	14,250	0	$4.80	12/31/2014
Head of Governance	12/31/2005	37,500	15,624	$7.20	12/31/2015
	12/31/2006	15,626	15,623	$15.29	12/31/2016
	1/25/2008	6,250	19,250	$17.50	1/25/2018

Material Terms of Stock Option Plans

On August 4, 2000, our Board of Directors and shareholders adopted the 2000 Stock Option Plan (the "2000 Plan") providing for the grant of options to purchase our common stock to our employees, non-employee directors and consultants. In general, the options vest in equal installments over a four-year period and no option may be exercised more than ten years after such option was granted. The maximum number of shares of our common stock available for issuance under the 2000 Plan is 12,500,000, and no more than 4,000,000 are allowed to be issued in any calendar year. We no longer issue options under the 2000 Plan.

On June 14, 2004, our Board and shareholders adopted the 2004 Stock Option Plan (the "2004 Plan"), providing for the grant of options to purchase our common stock to our employees, non-employee directors and consultants. In general, the options vest in equal monthly installments over a thirty-six month period and no option may be exercised more than ten years after such option was granted. Options granted to directors in connection with their election to our Board vest in equal installments over a four-year period. The maximum number of shares of our common stock available for issuance under the 2004 Plan is 7,500,000. We no longer issue options under the 2004 Plan.

The Institutional Shareholder Services Holdings, Inc. Equity Incentive Plan (the "ISS Plan"), was adopted by the Board of Directors of ISS on October 11, 2001 and ratified by the shareholders of ISS on October 1, 2002. Upon the consummation of our acquisition of ISS in January 2007, each option to purchase shares of ISS stock held by an employee of ISS was assumed by us, and following such assumption, represented an option to purchase shares of our common stock at a pre-determined ratio. In general, the options vest with respect to one-quarter of the shares on the first anniversary of the grant and with respect to one-sixteenth of the shares on each quarterly anniversary thereafter; no option may be exercised more than ten years after such option was granted.

On January 25, 2007, our Board of Directors and shareholders adopted the 2007 Omnibus Incentive Compensation Plan (the "2007 Plan"), providing for the grant of options to purchase our common stock to our employees, non-employee directors and consultants. In general, the options vest in equal installments over a four-year period and no option may be exercised more than 10 years after such option was granted. The maximum number of shares of our common stock available for issuance under the 2007 Plan is currently 6,500,000. Item 3 in this Proxy Statement seeks shareholder approval of certain amendments to the 2007 Plan to provide for an increase in the maximum number of shares available for issuance under the plan and an extension of the 2007 Plan's expiration date.

Supplemental Compensation Disclosure

The Summary Compensation table above reflects the value of stock compensation in accordance with SEC rules and regulations which require, generally, that equity compensation be valued and included in yearly compensation based on the amount of expense recognized for financial statement purposes in the relevant fiscal year (including the expense related to the portion of awards made in prior years but which were earned in such fiscal year). In evaluating the annual compensation of our employees, our Compensation and Human Resources Committee typically focuses on the value of equity compensation granted for the particular period, even if the equity granted does not vest within that period (and even if it is granted after the period in recognition of performance in the prior period). This method of valuing stock option awards is consistent with the information presented in the Grants of Plan-Based

Awards Table above (on page 26). The following table is designed to show the total 2008 compensation of our NEOs as we internally view and communicate it:

NEO	Year	Salary	Cash Bonus	Grant Date Fair Value of Stock and Option Awards (1)	Other Compensation (2)	Total

Ethan Berman, CEO	2008	$350,000	$235,000	$0	$4,000	$589,900

David Obstler, CFO	2008	$275,000	$300,000	$158,159	$4,000	$737,159

Jorge Mina, Co-Head of Risk	2008	$180,000	$240,000	$132,158	$4,000	$556,158

Gregg Berman, Co-Head of Risk	2008	$200,000	$240,000	$132,158	$4,000	$576,158

Stephen Harvey, Head of Governance	2008	$200,000	$240,000	$132,158	$4,000	$576,158

(1) These amounts represent the grant date fair value of the stock option awards granted as part of 2008 compensation, computed using a Black Scholes valuation model in accordance with SFAS 123(R). These amounts reflect the estimated amount of expense we will recognize in our future financial statements. Specifically, we granted 30,000 options to Mr. Obstler, and 25,000 options to each of Mr. Mina, Mr. G. Berman and Mr. Harvey. These options were granted in February 2009 and, as such, are not included in our 2008 compensation amounts disclosed elsewhere in this section. However, our compensation committee intends to consider these options as part of our named executive officers' 2008 compensation packages for future incentive compensation determinations.

(2) Represents employer contribution to 401(k) plan.

V.
Overview of 2009 Objectives

The Compensation and Human Resources Committee has determined that our Chief Executive Officer's 2009 target incentive compensation will be an amount equal to two times (2x) his base salary. In evaluating the CEO's performance, the Compensation and Human Resources Committee has also determined that it will look first to three overarching objectives:

  1.
  Does the Company have the right vision?

  2.
  Are the right people in place to achieve the vision?

  3.
  Has the CEO been the right kind of leader? Has he set the right "tone at the top"?

To measure the CEO's success with these overarching objectives, the Compensation and Human Resources Committee will look at the following 2009 Company objectives (each of which will be weighted equally):

    a.
    ADVANCE THE VISION OF BECOMING THE "CENTER FOR THE FINANCIAL COMMUNITY"

    •
    Actively engage financial institutions, regulators, and academics with the objectives of enhancing transparency and addressing industry-wide issues involving risk and governance

    •
    Increase the Company's thought-leadership profile in the financial community among our clients, policy makers, academics and the press

    •
    Proactively contribute to a debate on public policy issues through articles, presentations and meetings with policy makers globally, as well influence changes in regulation and market practices in the areas of risk and governance

    b.
    SERVE OUR CLIENTS

    •
    Increase aggregate contract renewal rate by 1%

    •
    Strengthen our client relationships by providing at least 5% of our existing institutional clients an additional product or service

    •
    Continue to add new clients to our existing client mix, so that revenues from new sales are split approximately equally between new and existing clients

    c.
    DEVELOP OUR PEOPLE

    •
    Retain our talent. Decrease voluntary turnover to 7%

    •
    Advance the RiskMetrics culture, emphasizing our Success Factors and personal and professional growth. Measure progress by improvement in employee survey results from 2008 to 2009.

    •
    Design and implement a leadership development program

    d.
    ENHANCE OUR OPERATIONS:

    •
    Advance towards an operation that supports the vision of becoming "the center for the financial community." Increase the quality of all critical operations (Data, Voting, Research, Portfolio Risk Software and Services), including creating enough capacity to be able to process at least three times the current level of business run through our systems

    •
    Have no material weaknesses or significant deficiencies in our 2009 assessment of internal controls over financial reporting under Section 404 of Sarbanes-Oxley

    e.
    DELIVER FINANCIAL PERFORMANCE

    •
    GAAP revenues in excess of $320 mm

    •
    Adjusted EBITDA in excess of $117.5 mm

    •
    Free cash flow in excess of $75 mm1

1  We define free cash flow as cash provided by operating activities less capital expenditures

      •
      EBITDA expense growth over 2008 of less than 3%

As occurred in 2008, these Company objectives (along with individual performance objectives which will evolve as the year progresses) will aid the Chief Executive Officer in his largely subjective evaluation of the performance of other NEOs.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

The Compensation and Human Resources Committee has reviewed and discussed the preceding Compensation Discussion and Analysis with management and, based on this review and discussion, has recommended to the Board of Directors that this Compensation Discussion and Analysis be included in this Proxy Statement. In addition, this Committee encourages shareholders to communicate their views on our compensation philosophy, policies, objectives and practices, beyond the advisory vote described in more detail below. These communications can be addressed to:

Via Email:	sayonpay@riskmetrics.com
Mail or Delivery:	Corporate Secretary of RiskMetrics Group, Inc. One Chase Manhattan Plaza, 44th Floor New York, NY 10005
Compensation and Human Resources Committee Christopher Mitchell, Chairman Lynn Paine Robert Trudeau

 RELATED PERSON TRANSACTIONS, INDEMNIFICATION AND LEGAL PROCEEDINGS

Certain Relationships and Related Transactions

        In December 2004, we entered into a consulting agreement with one of our directors, Arthur Levitt. The consulting agreement provided that Mr. Levitt would provide certain strategic advice and marketing assistance to us in consideration for an annual payment of $125,000. Mr. Levitt was paid $125,000 for 2005, and accepted options to purchase 31,250 and 18,750 shares at exercise prices per share of $7.20 and $15.29, respectively, in lieu of payment, for 2006 and 2007, respectively. This agreement was not renewed and terminated effective as of December 1, 2007.

        In May 2008, the Company entered into a contract for the sale of its RiskManager and Hedge Platform products to Duff Capital Advisors (now known as Investment Risk Management). Philip Duff, one of the Company's directors, was the founder, CEO and General Partner of that firm although he is no longer employed there. The contract was negotiated in the normal course of business on terms that are consistent with (and not preferential to) those provided to other clients. The contract has subsequently been terminated.

Review and Approval of Transactions with Related Persons

        The Audit Committee, pursuant to its written charter, is charged with the responsibility of reviewing certain issues involving potential conflicts of interest, and reviewing and approving all related party transactions, including those required to be disclosed as a "related party" transaction under applicable federal securities laws. The Audit Committee has not adopted any specific procedures for conducting such reviews and will consider each transaction in light of the specific facts and circumstances presented.

        The contract with Duff Capital Advisors described above was reviewed and approved by the Audit Committee.

Indemnification

        We indemnify our Directors and Executive officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company.

Legal Proceedings

        We do not have any significant legal proceedings pending.

PROPOSALS REQUIRING YOUR VOTE

Item 1 – Election of Directors

        Eleven directors will be elected at the Annual Meeting for a term of one year expiring at the annual meeting of shareholders to be held in 2010 or until their respective successors have been elected and are qualified. Our nominees for the election of directors at the Annual Meeting include nine independent directors, as defined in the applicable rules for companies traded on The New York Stock Exchange and our Company's independence standards, one member of our senior management, and one outside, but not independent, director. Shareholders elect all directors annually. At the recommendation of our Nominating and Corporate Governance Committee, the Board of Directors has selected the nominees to serve as directors for the one-year term beginning at the annual meeting on June 16, 2009 or until their successors, if any, are elected or appointed.

        Majority Vote Standard for Election of Directors.    Our Bylaws require that each director be elected by a majority of votes cast with respect to such director in an uncontested election (in other words, the number of shares voted "for" a director nominee must exceed the number of votes "withheld" with respect to a nominee). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors would be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. This year's election has been determined to be an uncontested election, and the majority vote standard will apply. If a nominee who is serving as a director is not elected at the annual meeting, Delaware law provides that the director would continue to serve on the Board as a "holdover director." However, under our Bylaws, each director annually submits an advance, contingent, irrevocable resignation that the Board may accept if the director fails to be elected through a majority vote. In that situation, the Nominating and Corporate Governance Committee would consider the tendered resignation of any nominee who failed to receive a majority vote and make a recommendation to the Board about whether to accept or reject the resignation, or whether to take other action. The Board will act on the Nominating and Corporate Governance Committee's recommendation to it within 90 days from the date the election results are certified and then publicly disclose its decision and the rationale behind it. If a nominee who was not already serving as a director fails to receive a majority of votes cast at the annual meeting, Delaware law provides that the nominee does not serve on the Board as a "holdover director." In 2009, all director nominees with the exception of Thomas Renyi are currently serving on the Board.

        The Company's Nominating and Corporate Governance Committee has reviewed the qualifications and independence of the nominees for director and has recommended each of the nominees for election to the Board of Directors.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE FOLLOWING NOMINEES.

        Ethan Berman (age 47) is our chief executive officer and serves as the chairman of our board of directors. Mr. Berman was one of our founding members at the time of our spin-off from JPMorgan in 1998 and has served as our chief executive officer since such time and as chairman of our board of directors since June 2004. Prior to our spin-off, Mr. Berman was a managing director at JPMorgan and was responsible for the firm's Risk Management Services Group. As head of that group, he led JPMorgan's risk advisory work, including the development of risk products and services such as RiskManager and CreditManager. Mr. Berman joined JPMorgan in 1987 as a bond trader. Mr. Berman has a B.A. from Williams College.

        Lovida Coleman, Jr (age 59) was appointed as one of our directors in November 2007. Ms. Coleman has practiced as a lawyer since 1993 with the law firm of Sutherland Asbill & Brennan LLP and is on the advisory boards of RAND Corporation, a non-profit think tank. She has an A.B. from Harvard University and a J.D. from Yale Law School.

        Philip Duff (age 52) has served as one of our directors since 2001. Mr. Duff has served as chairman and chief executive officer of Duff Capital Advisors since January 2007. From January 2000 to 2006, he served as chairman and chief executive officer of FrontPoint Partners LLC, an investment management firm which he founded. Previous to that, Mr. Duff was the chief financial officer of Morgan Stanley Dean Witter & Co. Mr. Duff is currently a director of Ambac Financial Group, Inc. Mr. Duff holds a B.A. from Harvard University and an M.B.A. from the Massachusetts Institute of Technology.

        Stephanie Hanbury-Brown (age 52) has served as one of our directors since November 2008. Ms. Hanbury-Brown is the Managing Director of Golden Seeds LLC which she founded in 2004 and which provides investment capital to early stage, high-growth companies. Prior to that she spent 20 years working in the financial services industry in Sydney, London and New York, most recently as the Head of eCommerce at J.P. Morgan from 1999-2000. She is currently a member of the Board of Directors of Foster Wheeler AG, an engineering, construction and project management contractor and power equipment supplier. Ms. Hanbury-Brown has a Bachelor of Arts degree from the University of Sydney.

        Rene Kern (age 45) has served as one of our directors since June 2004. Mr. Kern is a managing director of General Atlantic LLC, a global growth equity firm that provides capital and strategic support for growth companies and has been with General Atlantic LLC since 1996. Mr. Kern is currently a director of Intec Telecoms Systems plc, a provider of business and operations support systems, and BM&F Bovespa, the Brazilian Securities, Commodities and Futures Exchange, a global derivatives exchange. He has a B.S. from the University of California, Berkeley and both an M.B.A. and M.A. from the University of Pennsylvania.

        Christopher Mitchell (age 37) has served as one of our directors since 2006. He is a managing director of Spectrum Equity Investors, L.P., a private equity investor in growth companies and has held that position since December 2005. From 2001 to December 2005, Mr. Mitchell served as a principal at Spectrum Equity Investors, L.P. Mr. Mitchell has a A.B. from Princeton University.

        Frank Noonan (age 66) has served as one of our directors since February 2008. Mr. Noonan served as chairman and chief executive officer of R.H. Donnelly Co., a print and interactive marketing company, from 1991 until his retirement in 2002. Mr. Noonan is currently a director of NewStar Financial, Inc., a specialized commercial finance company and Avnet, Inc., a distributor of electronic components and computer products. He has a B.A. from the University of New Hampshire.

        Lynn Sharp Paine (age 59) has served as one of our directors since June 2008. Ms. Paine is the John G. McLean Professor at the Harvard Business School and has served as such since 1998. She currently chairs the School's Leadership and Corporate Accountability Group and teaches in the Advance Management Program for executives. At Harvard, Ms. Paine is a Faculty Associate of the University's Edmond J. Safra Foundation Center for Ethics. She is also a member of the academic advisory board of the Zicklin Center for Business Ethics Reasearch at Wharton, the academic council of the Hills Program on Governance at the Center for Strategic and International Studies in Washington, D.C., and the Governing Board of the Center for Audit Quality. Ms. Paine is a graduate of Smith College, and holds a doctorate in moral philosophy from Oxford University and J.D. from the Harvard Law School.

        Thomas A. Renyi (age 63) is nominated to begin service immediately upon election by the shareholders. From July 2007 until he retired in August 2008, Mr. Renyi was Executive Chairman of The Bank of New York Mellon Corporation, New York, New York. Prior to that he served as Chairman of the Board and Chief Executive Officer of The Bank of New York Company, Inc., and The Bank of New York, from February 1998 to July 2007. Mr. Renyi is a member of the board of directors of Public Service Energy Group, a diversified energy company headquartered in New Jersey. Mr. Renyi holds a B.A. degree in Business Administration and an M.B.A., both from Rutgers University.

        Stephen Thieke (age 62) served as chairman of our board of directors from our inception in 1998 until June 2004 and was re-elected to serve as one of our directors in April 2007. From August 1989 to July 1999, Mr. Thieke worked for JPMorgan in a variety of senior management positions, including head of fixed income, business co-head of global markets, president and chairman of JPMorgan Securities, Inc. and head of the corporate risk management group. Mr. Thieke served on the board of directors of the Financial Services Authority of the United Kingdom. Mr. Thieke is a member of the board of directors of PNC Financial Services Group Inc., a regional bank headquartered in Pittsburgh, Pennsylvania. Mr. Thieke holds a B.A. degree from Manhattan College.

        Robert Trudeau (age 40) has served as one of our directors since September 2005. Mr. Trudeau is currently a general partner at Technology Crossover Ventures, a private equity and venture capital firm and has served as such since August 2005. From 2003 to 2005, he was a principal at General Atlantic Partners. Mr. Trudeau currently serves on the Board of Directors of MarketAxess Holdings Inc. and several privately held companies. He has a B.A.H. in Political Science from Queen's University and an M.B.A. from The University of Western Ontario.

        Each nominee has indicated a willingness to serve as a director of the Company, if elected, and the Board of Directors has no reason to believe that any nominee may become unable or unwilling to serve. In the event that a nominee should become unavailable for election for any reason, the shares represented by a properly executed and returned proxy will be voted for any substitute nominee who shall be designated by the current Board of Directors. There are no current arrangements or understandings between any director or nominee for director and any other person pursuant to which such person is being nominated as a director of the Company.

Item 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

        In April 2009, the Audit Committee voted to appoint Deloitte & Touche LLP ("Deloitte"), an independent registered public accounting firm, to perform the annual audit of the Company's consolidated financial statements for the fiscal year 2009, subject to ratification by the shareholders. Although shareholder ratification is not required, the Board of Directors believes that submission of this item is consistent with best practice in corporate governance and that it is desirable for shareholders to pass upon the selection of the independent auditor. If the shareholders disapprove of the selection, the Board and Audit Committee intend to reconsider the selection of the independent auditing firm for the 2010 fiscal year since it would be impractical to replace the Company's independent auditor so late into the Company's current fiscal year.

        Deloitte representatives are expected to be present at the 2009 Annual Meeting of Shareholders, and will have the opportunity to make a statement if they so desire. These representatives are also expected to be available at this meeting to respond to appropriate questions.

        THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

Audit and Non-Audit Fees

        The aggregate fees for professional services rendered to the Company by Deloitte for the years ended December 31, were as follows:

	2007	2008

Audit Fees (audit of the Company's consolidated financial statements for the years ended December 31, accounting consultation, review of quarterly financial information, regulatory filings related to the Company's IPO)	$2,331,216	$1,425,100
Audit related fees (services related to SAS 70 and S-8 filing)	170,762	194,500
Tax fees	73,113	0
All other fees	0	0

Total Fees	$2,575,091	$1,619,600

Audit Committee Pre-Approval Policy

Audit and Audit Related Services:

The Audit Committee, at a minimum, will annually approve the annual audit fee which includes the annual audit, quarterly review services and statutory audit fees as outlined in the Independent Auditor's annual audit engagement letter. All other audit and audit related services shall be approved by the Audit Committee with the exception of the following:

  •
  The Company's Chief Financial Officer ("CFO") may approve audit and audit related fees on an engagement-by-engagement approach provided that each engagement: i) does not exceed $50,000 and ii) is in accordance with the Audit Committee's policy objectives including maintaining the independence of the outside auditor. In order to make such determination, the CFO will receive from the business staff requesting these services a written explanation of why retention of the Independent Auditor to perform this work will benefit the Company. The CFO must also receive from the Independent Auditor a representation that the requested services will not impair the Independent Auditor's independence under applicable professional standards. If there is any uncertainty as to whether the engagement will violate the policy objectives, the CFO will consult with the Audit Committee in order to obtain approval.

The approval of such fees will be noted by the signing of an engagement letter.

Non Audit Services:

All non-audit services must be approved by the Audit Committee with the exception of the following:

  •
  The Company's Chief Financial Officer ("CFO") may approve non-audit related fees on an engagement-by-engagement approach provided that each engagement: i) does not exceed $25,000 and ii) is in accordance with the Audit Committee's policy objectives including maintaining the independence of the outside auditor. In order to make such determination, the CFO will receive from the business staff requesting these services a written explanation of why retention of the Independent Auditor to perform this work will benefit the Company. The CFO must also receive from the Independent Auditor a representation that the requested services will not impair the Independent Auditor's independence under applicable professional standards. If there is any uncertainty as to whether the engagement will violate the policy objectives, the CFO will consult with the Audit Committee in order to obtain approval.

The approval of such fees will be noted by the signing of an engagement letter.

Tax Fees

The CFO may approve tax services rendered by the Independent Auditor on an engagement-by-engagement approach provided that each engagement: i) does not exceed $25,000 and ii) is in accordance with the Audit Committee's policy objectives including maintaining the independence of the outside auditor. The CFO's determination will be guided by the same factors discussed above regarding non-audit services.

Communication:

A summary of the Independent Auditor's total annual fees will be provided to the Audit Committee at least once a year and at any other time upon the Audit Committee's request. In addition, the Company, the Independent Auditor and Audit Committee will formally meet at least four times a year and communication of audit and non-audit services may be discussed at such meetings.

AUDIT COMMITTEE REPORT

In accordance with and to the extent permitted by the rules of the SEC, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of the Company's future filings made under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be "soliciting material" or to be "filed" under the Exchange Act or the Securities Act of 1933, as amended.

The Board has determined that each of the current members of the Audit Committee is both independent as defined by the NYSE listing standards and SEC rules, and financially literate. The Board has also determined that Ms. Hanbury-Brown and Messrs. Noonan and Thieke are financial experts as defined by SEC rules.

During 2008, the Audit Committee met eleven times. Among the chief responsibilities of the Committee during 2008 was oversight of the Company's first-year assessment of, and reporting on, its internal controls over financial reporting, as required by Section 404 of the Exchange Act. The Company did not identify any material weaknesses as part of this assessment.

The Audit Committee operates under a written charter adopted by the Board of Directors, which was last amended in August 2007. Under this charter, the Committee has oversight responsibility for:

  •
  Selection and retention of our independent registered public accounting firm (subject to ratification by our shareholders);

  •
  Evaluation of the performance of our independent registered public accounting firm;

  •
  Review and monitoring of the auditing and integrity of our financial statements with our independent registered public accounting firm;

  •
  Consideration of any matters arising from an audit which is brought to the attention of our Board of Directors;

  •
  Monitoring our compliance with legal and regulatory requirements;

  •
  Oversight of our accounting and financial reporting process; and

  •
  Oversight of our risk assessment and management policies and procedures.

Management has the primary responsibility for the Company's financial statements and reporting process, including the system of internal controls over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 27, 2009 (the "Annual Report"). This review included a discussion of the quality, not just acceptability, of the accounting principles, the reasonableness of the significant judgments, and the clarity of disclosures.

The independent registered public accounting firm (as applicable to this report, Deloitte & Touche LLP, or "Deloitte") is responsible for expressing an opinion on the conformity of the Company's financial statements with generally accepted accounting principles and opining on the effectiveness of the Company's internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and issuing their reports thereon. The Audit Committee discussed with Deloitte:

  •
  The overall scope and plans for Deloitte's audit of the Company

  •
  Deloitte's judgments as to the quality, not just the acceptability, of the Company's accounting principles

  •
  Deloitte's independence from management and the Company, including matters in the written disclosures required by PCAOB Rule 3526

  •
  Such other matters as are required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), other standards of the Public Company Accounting Oversight Board, rules of the SEC, and applicable NYSE listing standards.

The Audit Committee has also received the written disclosures and the letter from Deloitte required by PCAOB Rule 3526 (Communications with Audit Committee Concerning Independence) and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence. Based on its review and discussions and subject to the limitations on the role and responsibilities of the Audit Committee in its charter, the Audit Committee recommended to the Board that the audited financial statements for fiscal year 2008 be included in the Annual Report.

Audit Committee

Frank Noonan, Chairman
Stephanie Hanbury-Brown
Stephen Thieke

Item 3 – Amendments to 2007 Omnibus Incentive Compensation Plan

        We are asking you to approve amendments (the "2009 Amendments") to our 2007 Omnibus Incentive Compensation Plan (the "2007 Plan") to:

    (a)
    extend the termination date of the 2007 Plan from June 14, 2009 to June 30, 2012; and

    (b)
    increase the number of shares of Common Stock reserved for issuance under the Plan from 6,500,000 to 10,000,000.

        Our Board adopted the 2009 Amendments, subject to shareholder approval, in order to provide us with the continued ability to grant equity awards as a valuable tool to help attract and retain members of our Board, our employees and consultants to our Company. The 2009 Amendments will only become effective if they are approved by the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote thereon at the Annual Meeting.

Background

        We provide our employees with equity compensation because we believe this closely aligns the incentives of our employees with our shareholders and is consistent with one of our key success factors, "ownership." The Company has in the past used, and intends to continue to use, stock options as an incentive device to attract, retain and motivate our talented employees, and we believe that equity incentives help ensure that employees focus on the Company's long-term success. The Company also believes that stock ownership and stock-based incentive awards are the best way to align the interests of our directors, employees and consultants with the long-term interests of our shareholders. We have a history of providing equity-based compensation to a broad range of employees, not just executives or senior employees.

        As of April 10, 2009, options to purchase an aggregate of 88,748 shares of Common Stock had been exercised under the 2007 Plan, and options to purchase 3,425,812 shares of Common Stock were outstanding under the 2007 Plan. Accordingly, 2,985,440 shares remained available for future grants under the 2007 Plan as of that date. The increase of 3,500,000 shares to the 2007 Plan, subject to shareholder approval, represents approximately 5.7% of the shares of common stock outstanding as of the record date.

Prior Grant Practices

        As of December 31, 2008, the equity overhang represented by all stock awards granted and those available for future grant under all of our equity incentive plans, was 26.66%. The equity overhang from all stock incentives granted and available for future grant would be 32.36% assuming approval of the 2009 Amendments. At December 31, 2008 there were 6,712,190 shares underlying outstanding options granted under the Company's incentive plans that are over 4 years old from the date of grant. Excluding these 6,712,190 shares, the equity overhang from all stock incentives granted and available would instead be 21.43%, again assuming approval of the requested amendment. We believe that the large portion of the overhang attributable to these older, exercisable options is a reflection, in part, of the confidence of employees in our long-term future. The equity overhang was calculated in each instance above as all unissued authorized shares under our equity plans plus outstanding options and restricted stock as a percent of the common shares outstanding at December 31, 2008.

        We believe we have been judicious in the use of our shares. We have worked to reduce the annual rate at which we have granted equity-based compensation. Our run rate went from 3.6% in 2006 to 2.86% in 2008 and we expect the run rate to be lower than that in 2009. The run rate in 2007 was 7.68% which we consider to be an anomaly resulting from large equity grants made in conjunction with our acquisitions of Institutional Shareholder Services (in January 2007) and The Center for Financial

Research & Analysis (in August 2007). Similarly, our net run rate went from 2.07% in 2006 to 1.80% in 2008, with the 2007 net run rate at 6.74%. Run rate was calculated by taking all equity awards granted under our equity plans during a fiscal year divided by the common shares outstanding at the end of that fiscal year and net run rate was calculated in the same manner but after taking into account all shares underlying awards that were forfeited during the fiscal year.

Summary of the 2007 Plan (as proposed to be amended)

        The following is a brief description of the material features of the 2007 Plan, as amended by the 2009 Amendments. This description is qualified in its entirety by reference to the full text of the 2007 Plan, as amended, a copy of which is attached to this proxy statement as Appendix A.

  Administration

        The 2007 Plan is administered by the Board's Compensation and Human Resources Committee (the "Committee"), whose members are appointed by the Board. While it is intended that the Committee will be composed of two or more members of the Board who are non-employees and are outside directors, no grant will be invalidated if the Committee is not so composed. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the 2007 Plan that would otherwise be the responsibility of the Committee.

  Persons Eligible for Awards

        The persons eligible to receive awards under the 2007 Plan are those officers, directors, and executive, managerial, professional or administrative employees of, and consultants to, the Company, its subsidiaries and its joint ventures. As of April 10, 2009, a total of approximately 1,161 individuals were eligible for grants under the 2007 Plan.

  Shares Available and Limitation on Awards

        Subject to shareholder approval of the 2009 Amendments, an aggregate of 10,000,000 shares of common stock are authorized for grant pursuant to the 2007 Plan. The shares of common stock covered by the 2007 Plan may be treasury shares, authorized but unissued shares, or shares purchased or acquired for purposes of the 2007 Plan.

        The maximum number of shares of common stock that may be subject to one or more awards granted to any one participant pursuant to the 2007 Plan during any calendar year is 1,875,000.

        Shares that are the subject of an award which remain unissued upon the cancellation or termination of the award and any shares of restricted stock forfeited pursuant to their terms are available for future awards under the 2007 Plan.

  Adjustment Provisions

        In the event of a corporate transaction involving the Company (such as a stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change), the Committee will appropriately adjust outstanding awards to prevent the enlargement or dilution of the rights of the award holders.

  Effect of Certain Corporate Transactions

        In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of its assets, a merger or consolidation in which the Company is not the surviving corporation, or a merger in which the Company is the surviving corporation but the shares of our stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, the Committee shall either (a) cancel all outstanding options and stock appreciation rights in exchange for a cash payment for each share that is subject to the award, which cash payment shall be equal to the excess of the value of the property received in the corporate event by the holders of common stock minus the exercise price of such award or (b) provide for the exchange of all options and stock appreciation rights for an option on, or stock appreciation right relating to, the property which a holder of shares of common stock would have received in the corporate event.

  Types of Awards Under the 2007 Plan

        Awards under the 2007 Plan may be in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and performance shares. These awards are described in more detail below.

  Options.    The Committee may grant options under the 2007 Plan to purchase stock which may be either non-qualified stock options or incentive stock options. The exercise price of a share of stock under each option shall not be less than the fair market value of a share of common stock on the date the option is granted. In general, the 2007 Plan provides that options granted under the plan will become vested in equal proportions on the first four anniversary dates after grant and will require the recipient to be continuously employed from the date of grant through the date of vesting. The full purchase price of each share of stock purchased upon the exercise of any option shall be paid at the time of exercise. Except as otherwise determined by the Committee, the purchase price shall be payable in cash, by means of a brokered cashless transaction or, with the Committee's consent, in shares of Company stock (valued at closing price as of the day of exercise). The Committee may impose such conditions, restrictions, and contingencies on stock acquired pursuant to the exercise of an option as the Committee determines to be desirable.

  Stock Appreciation Rights.    The Committee may grant stock appreciation rights ("SARs") which entitle the holder to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds the fair market value of those shares on the date the SAR is issued. Such excess amount shall be payable in shares of Company Common Stock, in cash, or in any combination thereof, as determined by the Committee.

  Other Stock Awards.    The Committee may grant restricted stock (meaning a grant of stock, with the shares granted subject to vesting or other forfeiture provisions), restricted stock units (meaning the right to receive stock in the future, with such right subject to vesting or other forfeiture provisions), unrestricted stock and performance units (meaning a right to receive stock or stock units contingent upon the achievement of performance or other objectives).

  Termination of Awards

        In general, if a recipient's employment or other service relationship with the Company terminates, then options and SARs vested and exercisable immediately prior to termination remain exercisable for three months (or the remainder of the original term, if less). If the recipient is terminated due to disability, the three-month period is extended for one year. If the recipient dies during the three-month period, the period is extended until the first anniversary of the recipient's death. If a recipient dies, options and SARs exercisable immediately prior to death may be exercised by the participant's executor, administrator or transferee during a period of one year following such death (or for the remainder of their original term, if less). Options and SARs which are not exercisable at a recipient's death terminate. Other awards, if not vested, terminate upon termination of the service relationship. These terms may, however, be varied by the Committee in the case of any award.

  Amendment of 2007 Plan and Awards

        The Company's Board may amend the 2007 Plan or any outstanding award at any time provided, that any such amendment does not materially impair any rights or materially increase any obligations under any award previously granted (unless consented to by the recipient). Further, no amendment may lower the exercise price of an outstanding option or SAR.

  Termination of 2007 Plan

        Assuming approval of the 2009 Amendments, the 2007 Plan will terminate on June 30, 2012, meaning that no awards will be made under the 2007 Plan after that date. Outstanding awards made prior to that date shall remain in effect.

        If the shareholders do not approve the 2009 Amendments, no awards may be granted under the 2007 Plan after June 14, 2009.

  New Plan Benefits

        Future awards under the 2007 Plan are discretionary and therefore, at this time, the benefits that may be received by participants under the 2007 Plan if our stockholders approve the proposed amendment cannot be determined.

  Federal Tax Effects

        The following discussion summarizes certain federal income tax consequences associated with the grant and exercise of awards under the 2007 Plan. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2007 Plan, nor does it cover state, local or non-U.S. taxes.

  Incentive Stock Options.    In general, a recipient realizes no taxable income upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in an alternative minimum tax liability to the recipient. With certain exceptions, a disposition of shares purchased under an incentive stock option within two years from the date of grant or within one year after exercise produces ordinary income to the recipient (and a corresponding deduction to the Company) which is equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which the Company is not entitled to a deduction. If the recipient does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain (or loss) for which the Company is not entitled to a deduction.

  Non-qualified Stock Options.    In general, in the case of a non-qualified stock option, the recipient has no taxable income at the time of grant but realizes ordinary income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. The Company will be entitled to a corresponding deduction. Upon a subsequent sale or exchange of the shares, any gain or loss recognized in the sale or exchange is treated as a capital gain or loss (long-term or short-term depending on the applicable holding period) for which the Company is not entitled to a deduction.

  Stock Appreciation Rights.    In general, the grant of a SAR will not result in taxable income to the recipient. Upon exercise of a SAR, the amount of cash or the fair market value of stock received will be taxable to the recipient as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the recipient upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

  Restricted and Other Stock.    In general, a recipient who has been granted a restricted stock award will not realize taxable income at the time of grant and the Company will not be entitled to a corresponding deduction, assuming that the restrictions constitute a "substantial risk of forfeiture" for federal income tax purposes. Upon the vesting of the restricted shares, the holder will realize ordinary income in an amount equal to the then fair market value of the shares that vested, and the Company will be entitled to a corresponding tax deduction. Gains (or losses) realized by the recipient upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. A recipient may elect pursuant to Section 83(b) of the Internal Revenue Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date. If the recipient makes this election, the Company will be entitled to a corresponding tax deduction at that time.

  Performance Shares.    A recipient who has been granted a performance share award will not realize taxable income at the time of grant. The recipient will have compensation income at the time of distribution equal to the amount of cash received and the then fair market value of the distributed shares. The Company will be entitled to a corresponding tax deduction.

        The Company may withhold amounts from recipients to satisfy applicable withholding tax requirements.

        Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

Item 4 – Advisory Vote on Executive Compensation

        The Board's Corporate Governance Principles and Guidelines provide that the Company's shareholders will be given the opportunity to vote on an advisory (nonbinding) resolution at each annual meeting to approve the Company's Compensation Discussion and Analysis as outlined in the annual proxy statement.

        The Board, after consulting with its Nominating and Corporate Governance Committee, has determined that the best way to implement this principle – giving shareholders as much opportunity to comment as possible – is to accord shareholders TWO votes. First, shareholders may indicate their position (by a yes or no vote) with regard to the Company's overall executive compensation philosophy, policies and procedures. These are described above in the Compensation Discussion and Analysis, Sections I and II. Second, shareholders may indicate their position (again by a yes or no vote) with regard to whether the Board executed these principles appropriately in making its 2008 compensation decisions. These decisions are described above in the Compensation Discussion and Analysis, Sections III and IV.

        The Board recommends that shareholders approve, in an advisory vote, each of the following two resolutions:

        A.    RESOLVED that the shareholders approve the Company's overall executive compensation philosophy, policies and procedures, as described in the Compensation Discussion and Analysis (Sections I and II) in this Proxy Statement.

        B.    RESOLVED that the shareholders approve the compensation decisions made by the Board with regard to NEO performance for 2008, as described in the Compensation Discussion and Analysis (Sections III and IV) in this Proxy Statement.

        Because your vote is advisory, it will not be binding upon the Board. However, the Human Resources and Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THESE PROPOSALS.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Pursuant to Section 16(a) of the Exchange Act and the rules thereunder, the Company's executive officers and directors and persons who own more than 10% of a registered class of RiskMetrics' equity securities are required to file with the Securities and Exchange Commission reports of their ownership of, and transactions in, the Company's common stock. Based solely on a review of copies of such reports furnished to the Company, and written representations that no reports were required, the Company believes that during the fiscal year ended December 31, 2008 its executive officers and directors complied in a timely manner with the Section 16(a) requirements, with the exception of the (a) late Form 3 filings by Lovida Coleman and Philip Duff which were the result of administrative delays in connection with our initial public offering and (b) late Form 4 filing by Spectrum Equity Investors (and related entities) in connection with shares sold by that entity as a selling stockholder in our initial public offering.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        For a shareholder's proposal to be included in the Company's Proxy Statement for the 2010 Annual Meeting of Shareholders, the shareholder must follow the procedures of Rule 14a-8 under the Exchange Act, and the proposal must be received by the Company's Corporate Secretary by December 31, 2009. Shareholder proposals should be directed to the Corporate Secretary of the Company, at the address of the Company set forth on the first page of this proxy statement.

        To be timely under the Company's Bylaws, shareholder proposals submitted outside the processes of Rule 14a-8 must be received by the Company's Corporate Secretary no less than 90 nor more than 120 days prior to the first anniversary of this year's Annual Meeting of Shareholders (which is being held on June 16, 2009). Certain procedures are provided in our Bylaws that a shareholder must follow to nominate persons for election as a director. Any shareholder entitled to vote generally in the election of directors may nominate one or more persons for election or reelection as directors at a meeting but only if written notice of such shareholder's intention to make such nomination or nominations is delivered to, or mailed to and received at, the Company's offices in accordance with the notice provisions described in this paragraph. The notice must provide certain required items as set forth in our By-laws.

        Under our Bylaws, we will include in our proxy for a meeting of shareholders at which directors are to be elected, any individual who has been nominated for election by a shareholder (or group of shareholders), that has beneficially owned 4 percent or more of the company's outstanding common stock continuously for at least two (2) years as of both the date the written notice of the nomination is submitted and the record date for the meeting at which directors are to be elected, along with certain other conditions that the nominating party and fulfill.

OTHER MATTERS

        At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

SOLICITATION OF PROXIES

        The expenses of solicitation of proxies for the Annual Meeting will be paid by the Company. Such solicitation may be made in person or by telephone by officers and employees of the Company. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of shares of the Company's common stock.

 Appendix A

RiskMetrics Group, Inc.
2007 Omnibus Incentive Compensation Plan

ARTICLE I
General

1.1
Purpose

        The RiskMetrics Group, Inc. 2007 Omnibus Incentive Compensation Plan (the "Plan") is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of RiskMetrics Group, Inc. (the "Company") depends, and who are responsible for the management, growth and protection of the business of the Company, with incentives to: (a) enter into and remain in the service of the Company, a Company subsidiary or a Company joint venture, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance and (d) enhance the long-term performance of the Company (whether directly or indirectly through enhancing the long-term performance of a Company subsidiary or a Company joint venture).

1.2
Administration

        (a)    Administration by Committee; Constitution of Committee.    The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the "Board") or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the "Committee"). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. While it is intended that at all times that the Committee acts in connection with the Plan, the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two, the fact that the Committee is not so comprised will not invalidate any grant hereunder that otherwise satisfies the terms of the Plan. A "Qualified Member" is both a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act") and an "outside director" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        (b)    Committee's Authority.    The Committee shall have the authority to (i) exercise all of the powers granted to it under the Plan, (ii) construe, interpret and implement the Plan and any award certificates issued under the Plan, (iii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (iv) make all determinations necessary or advisable in administering the Plan, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) amend the Plan to reflect changes in applicable law.

        (c)    Committee Action; Delegation.    Actions of the Committee shall be taken by the vote of a majority of its members. Except as otherwise required by applicable law, any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting. Notwithstanding the foregoing or any other provision of the Plan, the Committee (or the Board acting instead of the Committee), may delegate to one or more officers of the Company the authority to designate the individuals (other than such officer(s)), among those eligible to receive awards pursuant to the terms of the Plan, who will receive rights or options under the Plan and the size of each such grant, to the fullest extent permitted by Section 157 of the Delaware General Corporation Law (or any successor provision thereto), provided that the Committee shall itself grant awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of section 16 of the 1934 Act or whose awards could reasonably be expected to be subject to the deduction limitations of section 162(m) of the Code.

        (d)    Determinations Final.    The determination of the Committee on all matters relating to the Plan or any award under the Plan shall be final, binding and conclusive.

        (e)    Limit on Committee Members' Liability.    No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

1.3
Persons Eligible for Awards

        The persons eligible to receive awards under the Plan are those officers, directors (whether or not they are employed by the Company), and executive, managerial, professional or administrative employees of, and consultants to, the Company, its subsidiaries and its joint ventures (collectively, "key persons") as the Committee in its sole discretion shall select.

1.4
Types of Awards Under Plan

        Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) restricted stock, (e) restricted stock units, (f) unrestricted stock, and (g) performance shares, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company or one of its subsidiary corporations on the date of grant.

1.5
Shares Available for Awards; Adjustments to Awards

        (a)    Aggregate Number Available; Certificate Legends.    Subject to adjustment as provided under subparagraph (d)(i) below, the total number of shares of common stock of the Company ("Common Stock") with respect to which awards may be granted pursuant to the Plan shall not exceed the sum of 10,000,000 shares. Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury or Common Stock acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares.

        (b)    Individual Limits.    Except as provided in this paragraph (b), no provision of this Plan shall be deemed to limit the number or value of shares otherwise available for awards under the Plan with respect to which the Committee may make awards to any one eligible person. Subject to adjustment as provided in subparagraph (d)(i) below, the total number of shares of Common Stock with respect to which awards may be granted to any one employee of the Company or a subsidiary during any one calendar year shall not exceed 1,875,000 shares. Stock options and stock appreciation rights granted and subsequently canceled or deemed to be canceled in a calendar year shall count against this limit even after their cancellation.

        (c)    Certain Shares to Become Available Again.    The following shares of Common Stock shall again become available for awards under the Plan: (i) any shares that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever, and (ii) any shares of restricted stock forfeited pursuant to the terms of the Plan or the award, provided that any dividends paid on such shares are also forfeited.

        (d)    Adjustments to Available Shares and Existing Awards Upon Changes in Common Stock or Certain Other Events.    Upon certain changes in Common Stock or other corporate events, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan, and that are the subject of existing awards, shall be adjusted or shall be adjustable, as follows:

          (i)    Shares Available for Grants.    In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Common Stock with respect to which the Committee may grant awards under paragraph (a) above, and the individual annual limit described in paragraph (b) above, shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the maximum number and class of shares of Common Stock with respect to which the Committee may grant awards under paragraph (a) above and the annual individual limit described in paragraph (b) above, in each case as the Committee may deem appropriate.

          (ii)    Outstanding Restricted Stock, Restricted Stock Units and Performance Shares.    Unless the Committee in its absolute discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of restricted stock, which has not yet vested, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company.

          The Committee shall appropriately adjust outstanding grants of restricted stock units or performance shares payable in shares of Common Stock to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change in order to prevent the enlargement or dilution of rights of grantees.

          (iii)    Outstanding Options and Stock Appreciation Rights—Increase or Decrease in Issued Shares Without Consideration.    Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding option and stock appreciation right and the exercise price-per-share of Common Stock of each such option and stock appreciation right to the extent necessary to prevent the enlargement or dilution of rights with respect to such options and stock appreciation rights.

          (iv)    Outstanding Options and Stock Appreciation Rights—Certain Mergers.    Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option and stock appreciation right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option or stock appreciation right would have received in such merger or consolidation.

          (v)    Outstanding Options and Stock Appreciation Rights—Certain Other Transactions.    In the event of (1) a dissolution or liquidation of the Company, (2) a sale of all or substantially all of the Company's assets, (3) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (4) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, either:

            (A)  cancel, effective immediately prior to the occurrence of such event, each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option or stock appreciation right; or

            (B)  provide for the exchange of each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable) for an option on or stock appreciation right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option or stock appreciation right would have received and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option or stock appreciation right, or the number of shares or amount of property subject to the option or stock appreciation right or, if appropriate, provide for a cash payment to the grantee to whom such option or stock appreciation right was granted in partial consideration for the exchange of the option or stock appreciation right.

          (vi)    Outstanding Options and Stock Appreciation Rights—Other Changes.    In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in subparagraphs (iii), (iv) or (v) above, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to options and stock appreciation rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option and stock appreciation right as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each option and stock appreciation right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option or stock appreciation right was granted an amount in cash, for each share of Common Stock subject to such option or stock appreciation right, respectively, equal to the excess of (x) the Fair Market Value of Common Stock on the date of such cancellation over (y) the exercise price of such option or stock appreciation right.

          (vii)    No Other Rights.    Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option or stock appreciation right.

1.6
Definitions of Certain Terms

        (a)   The "Fair Market Value" of a share of Common Stock on any day shall be the closing price on the New York Stock Exchange, American Stock Exchange or Nasdaq (whichever is applicable) as reported for such day in The Wall Street Journal or, if no such price is reported for such day, the average of the high bid and low asked price of Common Stock as reported for such day. If no quotation is made for the applicable day, the Fair Market Value of a share of Common Stock on such day shall be determined in the manner set forth in the preceding sentence using quotations for the next preceding day for which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable day. Notwithstanding the foregoing, if shares of Common Stock are not listed on the New York Stock Exchange, American Stock Exchange or Nasdaq, or if otherwise deemed necessary or appropriate by the Committee, the Fair Market Value of a share of Common Stock on any day shall be determined by the Committee. In no event shall the Fair Market Value of any share of Common Stock be less than its par value.

        (b)   The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable award certificate. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "non-qualified stock option."

        (c)   A grantee shall be deemed to have a "termination of employment" upon (i) the date the grantee ceases to be employed by, or to provide consulting services for, the Company, any Company subsidiary or Company joint venture, or any corporation (or any of its subsidiaries) which assumes the grantee's award in a transaction to which section 424(a) of the Code applies; or (ii) the date the grantee ceases to be a Board member, provided, however, that in the case of a grantee (x) who is, at the time of reference, both an employee or consultant and a Board member, or (y) who ceases to be engaged as an employee, consultant or Board member and immediately is engaged in another of such relationships with the Company, any Company subsidiary or Company joint venture, the grantee shall be deemed to have a "termination of employment" upon the later of the dates determined pursuant to clauses (i) and (ii) above. For purposes of clause (i) above, a grantee who continues his or her employment or consulting relationship with: (A) a Company subsidiary subsequent to its sale by the Company, or (B) a Company joint venture subsequent to the Company's sale of its interests in such joint venture, shall have a termination of employment upon the date of such sale. The Committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on awards theretofore made under the Plan.

        (d)   In relation to the Company, the terms "parent corporation" and "subsidiary corporation" shall be defined in accordance with sections 424(e) and (f) of the Code, respectively.

        (e)   The term "employment" shall be deemed to mean an employee's employment with, or a consultant's provision of services to, the Company, any Company subsidiary or any Company joint venture and each Board member's service as a Board member.

        (f)    In connection with a termination of employment by reason of a dismissal for "cause":

    (i)
    The term "cause" shall mean:

            (A)  to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement contains a definition of "cause," cause shall consist of those acts or omissions that would constitute "cause" under such agreement; and

            (B)  to the extent that there is no such agreement as provided or in subsection (f)(i)(A) above, the grantee's termination of employment by the Company or an affiliate on account of any one or more of the following:

        (1)
        grantee's willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from grantee's incapacity due to physical or mental illness or other reasons beyond the control of grantee), and which failure or refusal results in demonstrable direct and material injury to the Company;

        (2)
        any willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, "Fraud") which results in demonstrable direct and material injury to the Company; and

        (3)
        any unauthorized use or disclosure by the grantee of confidential information or trade secrets of the Company (or any affiliated entity);

        (4)
        any intentional wrongdoing by such person whether by omission or commission, which materially adversely affects the business or affairs of the Company (or any affiliated entity); and

        (5)
        conviction of (or a plea of nolo contendere to) an offense which is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud.

    (ii)
    For purposes of determining whether cause exists:

            (A)  to the extent that there is an employment, severance or other agreement governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement contains a definition of "cause" and provides a procedure for the determination of whether cause exists, the determination of whether a grantee's employment is (or is deemed to have been) terminated for cause for purposes of the Plan or any award hereunder shall be made in accordance with such agreement; and

            (B)  to the extent that there is no such agreement as provided for in subsection (f)(ii)(A) above:

        (1)
        the determination of whether a grantee's employment is (or is deemed to have been) terminated for cause for purposes of the Plan or any award hereunder shall be made by the Committee in its discretion;

        (2)
        any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity;

        (3)
        if, subsequent to a grantee's voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee's employment could have been terminated for cause, the Committee may deem such grantee's employment to have been terminated for cause; and

        (4)
        a grantee's termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

ARTICLE II
Awards Under the Plan

2.1   Certificates Evidencing Awards

        Each award granted under the Plan shall be evidenced by a written certificate ("award certificate") which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable award certificate.

2.2
Terms of Stock Options and Stock Appreciation Right Awards

        (a)    Stock Option Grants.    The Committee may grant incentive stock options and non-qualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.

        (b)    Stock Appreciation Right Grants; Types of Stock Appreciation Rights.    The Committee may grant stock appreciation rights to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. The terms of a stock appreciation right may provide that it shall be automatically exercised for a cash payment upon the happening of a specified event that is outside the control of the grantee and that it shall not be otherwise exercisable. Stock appreciation rights may be granted in connection with all or any part of, or independently of, any option granted under the Plan. A stock appreciation right granted in connection with a non-qualified stock option may be granted at or after the time of grant of such option. A stock appreciation right granted in connection with an incentive stock option may be granted only at the time of grant of such option.

        (c)    Nature of Stock Appreciation Rights.    The grantee of a stock appreciation right shall have the right, subject to the terms of the Plan and the applicable award certificate, to receive from the Company an amount equal to (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise of the stock appreciation right over the Fair Market Value of a share of Common Stock on the date of grant (or over the option exercise price if the stock appreciation right is granted in connection with an option), multiplied by (ii) the number of shares with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right shall be in cash or in shares of Common Stock (valued at their Fair Market Value on the date of exercise of the stock appreciation right) or both, all as the Committee shall determine in its sole discretion. Upon the exercise of a stock appreciation right granted in connection with an option, the number of shares subject to the option shall be reduced by the number of shares with respect to which the stock appreciation right is exercised. Upon the exercise of an option in connection with which a stock appreciation right has been granted, the number of shares subject to the stock appreciation right shall be reduced by the number of shares with respect to which the option is exercised.

        (d)    Option Exercise Price.    Each award certificate with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its sole discretion; provided, however, that the option exercise price shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

        (e)    Exercise Period.    Each award certificate with respect to an option or stock appreciation right shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its sole discretion, subject to the following:

          (i)    Ten-Year Limit.    No stock option (or a stock appreciation right granted in connection with an incentive stock option) shall be exercisable more than 10 years after the date of grant.

          (ii)    Beginning of Exercise Period.

            (A)    General.    Unless the applicable award certificate otherwise provides, an option or stock appreciation right shall become exercisable with respect to a number of whole shares as close as possible to 25% of the shares subject to such option or stock appreciation right on each of the first four anniversaries of the date of grant.

            (B)    Early Exercise.    The Committee may provide that all or part of a stock option be exercisable for shares of Common Stock subject to restrictions comparable to those set forth in Section 2.6(d) hereof and subject to a repurchase option in favor of the Company. Such restrictions and repurchase option shall lapse at such times as the Committee shall specify in the award certificate.

          (iii)    End of Exercise Period.    Unless the applicable award certificate otherwise provides, once an installment becomes exercisable, it shall remain exercisable until the earlier of (A) the tenth anniversary of the date of grant of the award or (B) the expiration, cancellation or termination of the award.

          (iv)    Timing and Extent of Exercise.    Unless the applicable award certificate otherwise provides, (A) an option or stock appreciation right may be exercised from time to time as to all or part of the shares as to which such award is then exercisable and (B) a stock appreciation right granted in connection with an option may be exercised at any time when, and to the same extent that, the related option may be exercised.

          (v)    Termination of Employment—Generally.    Except as otherwise provided below, a grantee who incurs a termination of employment may exercise any outstanding option or stock appreciation right on the following terms and conditions: (A) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (B) exercise must occur within three months after termination of employment but in no event after the original expiration date of the award.

          (vi)    Dismissal for Cause.    If a grantee incurs a termination of employment as the result of a dismissal for cause, all options and stock appreciation rights not theretofore exercised shall terminate upon the commencement of business on the date of the grantee's termination of employment.

          (vii)    Disability.    If a grantee incurs a termination of employment by reason of a disability (as defined below), then any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (A) exercise may be made only to the extent that the grantee was entitled to exercise the award on the termination of employment date; and (B) exercise must occur by the earlier of (I) the first anniversary of the grantee's termination of employment, or (II) the original expiration date of the award. For this purpose "disability" shall mean any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, the inability of a grantee to perform all or a substantial part of his or her material duties, as a result of mental or physical defect or illness for a period of 90 consecutive days or 120 non-consecutive days during any 12 month period. The existence of a disability shall be determined by the Committee in its absolute discretion.

          (viii)    Death.

            (A)    Termination of Employment as a Result of Grantee's Death.    If a grantee incurs a termination of employment as the result of death, then any outstanding option or stock appreciation right shall be exercisable on the following terms and conditions: (I) exercise may be made only to the extent that the grantee was entitled to exercise the award on the date of death; and (II) exercise must occur by the earlier of (1) the first anniversary of the grantee's termination of employment, or (2) the original expiration date of the award.

            (B)    Death Subsequent to a Termination of Employment.    If a grantee dies subsequent to incurring a termination of employment but prior to the expiration of the exercise period with respect to a stock option or a stock appreciation right, then the award shall remain exercisable until the earlier to occur of (I) the first anniversary of the grantee's date of death or (II) the original expiration date of the award.

            (C)    Restrictions on Exercise Following Death.    Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable award certificate which would have applied to the grantee.

          (ix)    Special Rules for Incentive Stock Options.    No option that remains exercisable for more than three months following a grantee's termination of employment for any reason other than death (including death within three months after the termination of employment or within one year after a termination due to disability) or disability, or for more than one year following a grantee's termination of employment as the result of disability, may be treated as an incentive stock option.

          (x)    Detrimental Activity.    In the event that the Committee determines that a grantee has engaged in any Detrimental Activity (as defined in Section 3.3) after his or her termination of employment, any outstanding stock options shall terminate as of the date such Detrimental Activity occurred.

          (xi)    Committee Discretion.    The Committee, in the applicable award certificate, may waive or modify the application of one or more of the provisions of subparagraphs (v) through (viii) of this Section 2.2(e).

        (f)    Incentive Stock Options: $100,000 Limitation.    To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as non-qualified stock options.

        (g)    Incentive Stock Options: 10% Owners.    Notwithstanding the foregoing provisions of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his or her employer or of its parent or subsidiary (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

2.3
Exercise of Options and Stock Appreciation Rights

        Subject to the other provisions of this Article II, each option or stock appreciation right granted under the Plan shall be exercisable as follows:

        (a)    Notice of Exercise.    An option or stock appreciation right shall be exercised by the filing of a written notice with the Company or the Company's designated exchange agent (the "exchange agent"), on such form and in such manner as the Committee shall in its sole discretion prescribe.

        (b)    Payment of Exercise Price.    Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) with the consent of the Committee, by delivery of shares of Common Stock owned by the grantee (whether acquired by option exercise or otherwise, provided that if such shares were acquired pursuant to the exercise of a stock option, they were acquired at least six months prior to the option exercise date or such other period as the Committee may from time to time determine) having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; (iii) by means of a brokered cashless exercise; or (iv) at the discretion of the Committee and to the extent permitted by law, by such other provision, consistent with the terms of the Plan, as the Committee may from time to time prescribe.

        (c)    Delivery of Certificates Upon Exercise.    Promptly after receiving payment of the full option exercise price, or after receiving notice of the exercise of a stock appreciation right, the Company or its exchange agent shall deliver to the grantee or to such other person as may then have the right to exercise the award, certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, a grantee may direct the Company, or its exchange agent, as the case may be, to deliver the stock certificate(s) to the grantee's stockbroker.

        (d)    No Stockholder Rights.    No grantee of an option or stock appreciation right (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in Section 1.5(d), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

2.4
Compensation in Lieu of Exercise of an Option

        Upon written application of the grantee of an option, the Committee in its sole discretion may determine to substitute, for the exercise of such option, compensation to the grantee not in excess of the difference between the option exercise price and the Fair Market Value of the shares covered by such written application on the date of such application. Such compensation shall be in shares of Common Stock, and the payment thereof may be subject to conditions, all as the Committee shall determine in its sole discretion. In the event compensation is substituted pursuant to this Section 2.4 for the exercise, in whole or in part, of an option, the number of shares subject to the option shall be reduced by the number of shares for which such compensation is substituted.

2.5
Transferability of Options and Stock Appreciation Rights

        Except as otherwise provided in an applicable award certificate evidencing an option or stock appreciation right, during the lifetime of a grantee, each option or stock appreciation right granted to a grantee shall be exercisable only by the grantee and no option or stock appreciation right shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. Any attempt to transfer any option or stock appreciation right other than as permitted herein shall be void and immediately cancelled, and no such option or stock appreciation right shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of any person who shall be entitled to such option or stock appreciation right, nor shall any option or stock appreciation right be subject to attachment or legal process for or against such person. The Committee may, in any applicable award certificate evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of section 422 of the Code applicable to incentive stock options), permit a grantee to transfer all or some of the options to (A) the grantee's spouse, children or grandchildren ("immediate family members"), (B) a trust or trusts for the exclusive benefit of such immediate family members, or (C) other parties approved by the Committee in its absolute discretion. Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, and the transferee shall be subject to all obligations hereunder as if such person were the grantee.

2.6
Grant of Restricted Stock

        (a)    Restricted Stock Grants.    The Committee may grant restricted shares of Common Stock to such key persons, in such amounts, and subject to such vesting and forfeiture provisions and other terms and conditions as the Committee shall determine in its sole discretion, subject to the provisions of the Plan. Restricted stock awards may be made independently of or in connection with any other award under the Plan. A grantee of a restricted stock award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of an award certificate in such form as the Committee shall determine and, in the event the restricted shares are newly issued by the Company, makes payment to the Company or its exchange agent in an amount at least equal to the par value of the shares as required by the Committee and in accordance with the Delaware General Corporation Law.

        (b)    Issuance of Stock Certificate(s).    Promptly after a grantee accepts a restricted stock award, the Company or its exchange agent shall issue to the grantee a stock certificate or stock certificates for the shares of Common Stock covered by the award or shall establish an account evidencing ownership of the stock in uncertificated form. Upon the issuance of such stock certificate(s) or establishment of such account, the grantee shall have the rights of a stockholder with respect to the restricted stock, subject to: (i) the nontransferability restrictions and forfeiture provision described in paragraphs (d) and (e) of this Section 2.6; (ii) in the Committee's discretion, a requirement that any dividends paid on such shares shall be held in escrow until all restrictions on such shares have lapsed; and (iii) any other restrictions and conditions contained in the applicable award certificate.

        (c)    Custody of Stock Certificate(s).    Unless the Committee shall otherwise determine, any stock certificates issued evidencing shares of restricted stock shall remain in the possession of the Company until such shares are free of any restrictions specified in the applicable award certificate. The Committee may direct that such stock certificate(s) bear a legend setting forth the applicable restrictions on transferability.

        (d)    Nontransferability.    Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable award certificate. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to a period of continued employment with the Company, the attainment of performance goals or other conditions or a combination of such conditions) on which the nontransferability of the restricted stock shall lapse.

        (e)    Forfeiture Upon Termination of Employment.    Except as may otherwise be provided by the Committee at any time prior to a grantee's termination of employment, a grantee's termination of employment for any reason (including death) shall cause the immediate forfeiture of all shares of restricted stock that have not yet vested as of the date of such termination of employment. Unless the Board or the Committee determines otherwise, all dividends paid on such shares also shall be forfeited, whether by termination of any escrow arrangement under which such dividends are held, by the grantee's repayment of dividends received directly, or otherwise.

2.7
Grant of Restricted Stock Units

        (a)    Restricted Stock Unit Grants.    The Committee may grant awards of restricted stock units to such key persons, in such amounts, and subject to such terms and conditions as the Committee shall determine in its discretion, subject to the provisions of the Plan. Restricted stock units may be awarded independently of or in connection with any other award under the Plan. A grantee of a restricted stock unit award shall have no rights with respect to such award unless such grantee accepts the award within such period as the Committee shall specify by accepting delivery of an award certificate in such form as the Committee shall determine. A grant of a restricted stock unit entitles the grantee to receive a share of Common Stock on the date that such restricted stock unit vests.

        (b)    Vesting.    Restricted stock units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable award certificate. The Committee at the time of grant shall specify the date or dates (which may depend upon or be related to a period of continued employment with the Company, the attainment of performance goals or other conditions or a combination of such conditions) on which the restricted stock units shall vest.

        (c)    Consequence of Termination of Employment.    Except as may otherwise be provided by the Committee at any time prior to a grantee's termination of employment, a grantee's termination of employment for any reason (including death) shall cause the immediate forfeiture of all restricted stock units that have not yet vested as of the date of such termination of employment.

2.8
Grant of Unrestricted Stock

        The Committee may grant (or sell at a purchase price at least equal to par value) shares of Common Stock free of restrictions under the Plan, to such key persons and in such amounts and subject to such forfeiture provisions as the Committee shall determine in its sole discretion. Shares may be thus granted or sold in respect of past services or other valid consideration.

2.9
Grant of Performance Shares

        (a)    Performance Share Grants.    The Committee may grant performance share awards to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall in its sole discretion determine, subject to the provisions of the Plan. Such an award shall entitle the grantee to acquire shares of Common Stock, or to be paid the value thereof in cash, as the Committee shall determine, if specified performance goals are met. Performance shares may be awarded independently of, or in connection with, any other award under the Plan. A grantee shall have no rights with respect to a performance share award unless such grantee accepts the award by accepting delivery of an award certificate at such time and in such form as the Committee shall determine.

        (b)    Stockholder Rights.    The grantee of a performance share award will have the rights of a stockholder only as to shares for which a stock certificate has been issued pursuant to the award or for which an account has been established evidencing ownership of the stock in uncertificated form and not with respect to any other shares subject to the award.

        (c)    Consequence of Termination of Employment.    Except as may otherwise be provided by the Committee at any time prior to a grantee's termination of employment, the rights of a grantee of a performance share award shall automatically terminate upon the grantee's termination of employment by the Company and its subsidiaries for any reason (including death).

        (d)    Payment of Award.    The grantee of a performance share award shall receive the shares of Common Stock or cash payment subject to such award as soon as practicable following the satisfaction of the applicable performance goals, but in no event later than 2 1/2 months after the year in which the performance goals are satisfied.

        (e)    Tandem Grants; Effect on Exercise.    Except as otherwise specified by the Committee, (i) a performance share award granted in tandem with an option may be exercised only while the option is exercisable, (ii) the exercise of a performance share award granted in tandem with any other award shall reduce the number of shares subject to such other award in the manner specified in the applicable award certificate, and (iii) the exercise of any award granted in tandem with a performance share award shall reduce the number of shares subject to the performance share award in the manner specified in the applicable award certificate.

        (f)    Nontransferability.    Performance shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as otherwise specifically provided in this Plan or the applicable award certificate.

2.10
Right of Recapture

        If at any time after the date on which a grantee has been granted or become vested in an award pursuant to the achievement of performance goals, the Committee determines that the earlier determination as to the achievement of the performance goals was based on incorrect data and that in fact the performance goals had not been achieved or had been achieved to a lesser extent than originally determined, then (i) any award or portion of an award granted based on such incorrect determination shall be forfeited, (ii) any award or portion of an award that became vested based on such incorrect determination shall be deemed to be not vested, and (iii) any amounts paid to the grantee based on such incorrect determination shall be paid by the grantee to the Company upon notice from the Company.

ARTICLE III
Miscellaneous

3.1   Amendment of the Plan; Modification of Awards

        (a)    Amendment of the Plan.    The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award or that in the sole discretion of the Board is necessary to prevent an award from being subject to tax under Section 409A of the Code shall not be considered to materially impair any rights of any grantee. The Board shall determine, in its sole discretion, whether to submit any amendment of the Plan to stockholders for approval; in making such determination it is expected that the Board will take into account the requirements of any exchange on which the Common Stock of the Company is listed, the prerequisites for favorable tax treatment to the Company and grantees of awards made under the Plan, and such other considerations as the Board deems relevant.

        (b)    Modification of Awards.    The Committee may cancel any award under the Plan. The Committee also may amend any outstanding award certificate, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or vested or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the award certificate; or (iii) waive or amend any applicable provision of the Plan or award certificate with respect to the termination of the award upon termination of employment, provided however, that no such amendment may lower the exercise price of an outstanding option or stock appreciation right. However, any such cancellation or amendment (other than an amendment pursuant to Section 1.5(d)) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

3.2
Consent Requirement

        (a)    No Plan Action without Required Consent.    If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or exercise of other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan action"), then such Plan action shall not be taken or permitted, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

        (b)    Consent Defined.    The term "Consent" as used herein with respect to any Plan action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan action by any governmental or other regulatory bodies.

        (c)    Representations, Legend.    The Committee may require as a condition to the receipt of shares of Common Stock pursuant to an award under this Plan that the grantee or any other person receiving shares pursuant to the award represent that such person is not acquiring the shares with a view to distribution thereof and to make such other securities law related representations as the Committee shall request. In addition to any legend required by this Plan, any certificate representing Common Stock acquired in respect of an award may bear such legends as the Company deems advisable to assure compliance with all applicable laws and regulations.

3.3
Detrimental Activity

        The Committee may require that a grantee certify at the time an award vests or is exercised that he or she has not engaged in, and does not intend to engage in, any Detrimental Activity. In the event that a grantee engages in Detrimental Activity during the one-year period commencing on the date an award vests or is exercised, the Company shall be entitled to recover from such grantee at any time, and such grantee shall pay over to the Company, an amount equal to any gain realized as a result of the vesting or exercise (whether at the time of exercise or thereafter). For the purposes hereof, "Detrimental Activity" shall mean (a) the disclosure to anyone outside the Company or its affiliates, or the use in any manner other than in the furtherance of the Company's or its affiliate's business, without written authorization from the Company, of any confidential information or proprietary information relating to the business of the Company or its affiliates that is acquired by a grantee prior to the grantee's termination of employment; (b) activity while employed or performing services that results, or if known could result, in the grantee's termination that is classified by the Company as a termination for cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hire) any non-clerical employee of the Company or its affiliates to be employed by, or to perform services for, the grantee or any person with which the grantee is associated (including, but not limited to, employers, creditors, persons for whom the grantee performs consulting work, and entities in which the grantee is a partner or equity owner) or any person from which the grantee receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (d) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its affiliates without, in all cases, written authorization from the Company; (e) the grantee's disparagement, or inducement of others to do so, of the Company or its affiliates or their past and present officers, directors, employees or products; (f) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its affiliates, or the rendering of services to such organization or business if such organization or business is otherwise prejudicial to or in conflict with the interests of the Company or its affiliates; or (g) breach of any agreement between the grantee and the Company or an affiliate (including, without limitation, any employment agreement or non-competition or non-solicitation agreement).

3.4
Nonassignability

        (a)    General.    Except as expressly provided herein or by the terms of an award certificate: (a) no award or right granted to any person under the Plan or under any award certificate shall be assignable or transferable other than by will or by the laws of descent and distribution; and (b) all rights granted under the Plan or any award certificate shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

        (b)    Payment to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its affiliates and their employees, agents and representatives with respect thereto.

3.5
Requirement of Notification of Election Under Section 83(b) of the Code

        If any grantee shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in section 83(b)), such grantee shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code section 83(b).

3.6
Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code

        Each grantee of an incentive stock option shall notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

3.7
Withholding Taxes

        (a)    With Respect to Cash Payments.    Whenever cash is to be paid pursuant to an award under the Plan, the Company shall be entitled to deduct therefrom an amount sufficient in its opinion to satisfy all federal, state and other governmental tax withholding requirements related to such payment.

        (b)    With Respect to Delivery of Common Stock.    Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Committee, which the Committee shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

3.8
Limitations Imposed by Section 162(m)

        Notwithstanding any other provision hereunder, if and to the extent that the Committee reasonably determines the Company's federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Committee may take the following actions:

          (i)    With respect to options or stock appreciation rights, the Committee may delay the exercise or payment, as the case may be, in respect of such options or stock appreciation rights until the earlier to occur of (A) 30 days following the grantee's termination of employment, but in any event during the same calendar year as such termination of employment and (B) the date, as reasonably determined by the Company, that the Company's federal tax deduction in respect of the award will not be limited by reason of section 162(m), or such other date as may be specified under final regulations promulgated pursuant to section 409A of the Code. In the event that a grantee exercises an option or stock appreciation right at a time when the grantee is a 162(m) covered employee, and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such award, the Committee shall credit cash or, in the case of an amount payable in Common Stock, the Fair Market Value of the Common Stock, payable to the grantee to a book account. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.

          (ii)   With respect to restricted stock, the Committee may require the grantee to surrender to the Committee any award certificates with respect to such awards, in order to cancel the awards of such restricted stock. In exchange for such cancellation, the Committee shall credit to a book account a cash amount equal to the Fair Market Value of the shares of Common Stock subject to such awards. The amount credited to the book account shall be paid to the grantee on the earlier to occur of (A) 30 days following the grantee's termination of employment, but in any event during the same calendar year as such termination of employment and (B) the date, as reasonably determined by the Company, that the Company's federal tax deduction in respect of the award will not be limited by reason of section 162(m), or such other date as may be specified under final regulations promulgated pursuant to section 409A of the Code. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future.

3.9
Certain Agreements

        (a)    Stockholders Agreement.    The Committee may require as a condition to the receipt of shares of Common Stock pursuant to an award under this Plan that the grantee or any other person receiving shares pursuant to the award execute and become a party to the Second Amended and Restated Stockholders Agreement, effective as of January 11, 2007, and the Amended and Restated Investor Rights Agreement, effective as of January 11, 2007 ,or such other stockholders agreements, investors rights agreements or other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired pursuant to such award and such other terms as the Board or Committee shall from time to time establish.

        (b)    Underwriting Agreement.    Each grantee or other person receiving shares in respect of an award, if requested by the Company and the lead underwriter of any underwritten public offering of the Common Stock (the "Lead Underwriter"), shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act of 1933 (the "Securities Act"), as amended, that the Lead Underwriter shall specify (the "Lock-up Period"). The grantee or such other person shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired in respect of an award until the end of such Lock-up Period.

3.10
Employment Provisions

        (a)    Right of Discharge Reserved.    Nothing in the Plan or in any award certificate shall confer upon any grantee the right to continue employment with the Company or affect any right which the Company may have to terminate such employment.

        (b)    Confidentiality.    The acceptance of an award by a grantee shall be deemed to be a covenant by the grantee that he or she will not disclose to anyone outside the Company or its affiliates, or use in any manner other than in the furtherance of the Company's or its affiliate's business, without written authorization from the Company, any confidential information or proprietary information relating to the business of the Company or its affiliates that is acquired by a grantee prior to the grantee's termination of employment.

3.11
Nature of Payments

        (a)    Consideration for Services Performed.    Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

        (b)    Not Taken into Account for Benefits.    All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically otherwise provides.

3.12
Non-Uniform Determinations

        The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective award certificates, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6(c).

3.13
Severability of Provisions

        If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

3.14
Securities Act Compliance

        Except as the Company or Committee shall otherwise determine, prior to the completion of an underwritten public offering, this Plan is intended to comply with Section 4(2) or Rule 701 under the Securities Act, and any provisions inconsistent with such Section or Rule of the Securities Act shall be inoperative and shall not affect the validity of the Plan.

3.15
Other Payments or Awards

        Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

3.16
Headings

        Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

3.17
Effective Date and Term of Plan

        (a)    Adoption; Stockholder Approval.    The Plan was adopted by the Board on January 25, 2007, subject to approval by the Company's stockholders. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

        (b)    Termination of Plan.    Unless sooner terminated by the Board or pursuant to paragraph (a) above, the provisions of the Plan respecting the grant of any award pursuant to which shares of Common Stock will be granted shall terminate on June 30, 2012, and no such awards shall thereafter be made under the Plan. All awards made under the Plan prior to the termination of the Plan shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable award certificates.

3.18
Restriction on Issuance of Stock Pursuant to Awards

        The Company shall not permit any shares of Common Stock to be issued pursuant to awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable, within the meaning of Section 152 of the Delaware General Corporation Law, except as otherwise permitted by Section 153(c) of the Delaware General Corporation Law.

3.19
Governing Law

        Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.

Electronic Voting Instructions You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on June 15, 2009.

Vote by Internet

• Log on to the Internet and go to

www.envisionreports.com/RMG

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United

States, Canada & Puerto Rico any time on a touch tone

telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 A and B, and 4.

1. Election of Directors

	For	Against	Abstain
01 - Ethan Berman	[ ]	[ ]	[ ]
	For	Against	Abstain
02 - Lovida Coleman, Jr.	[ ]	[ ]	[ ]
	For	Against	Abstain
03 - Philip Duff	[ ]	[ ]	[ ]
	For	Against	Abstain
04 - Stephanie Hanbury-Brown	[ ]	[ ]	[ ]
	For	Against	Abstain
05 - Rene Kern	[ ]	[ ]	[ ]
	For	Against	Abstain
06 - Christopher Mitchell	[ ]	[ ]	[ ]
	For	Against	Abstain
07 - Frank Noonan	[ ]	[ ]	[ ]
	For	Against	Abstain
08 - Lynn Sharp Paine	[ ]	[ ]	[ ]
	For	Against	Abstain
09 - Thomas Renyi	[ ]	[ ]	[ ]
	For	Against	Abstain
10 - Stephen Thieke	[ ]	[ ]	[ ]
	For	Against	Abstain
11 - Robert Trudeau	[ ]	[ ]	[ ]

		For	Against	Abstain
2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2009.	[ ]	[ ]	[ ]

3.	To consider and approve the following two advisory (non-binding) proposals:

		For	Against	Abstain
A.

RESOLVED that the shareholders approve the Company’s overall executive compensation philosophy, policies and procedures, as described in the Compensation Discussion and Analysis (Sections I and II)) in the Proxy Statement.

		[ ]	[ ]	[ ]

		For	Against	Abstain
B.

RESOLVED that the shareholders approve the compensation decisions made by the Board with regard to NEO performance for 2008, as described in the Compensation Discussion and Analysis (Sections III and IV) in the Proxy Statement.

		[ ]	[ ]	[ ]

		For	Against	Abstain
4.	To ratify and approve the amendments to the Company’s 2007 Omnibus Incentive Compensation Plan.	[ ]	[ ]	[ ]

5.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — RiskMetrics Group, Inc.

Notice of 2009 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 16, 2009

Ethan Berman and Steven Friedman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of RiskMetrics Group, Inc. to be held on June 16, 2009 at One Chase Manhattan Plaza, 60th Floor, New York, New York 10005 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2, 3 A and B and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

B Non-Voting Items

Change of Address — Please print your new address below.

C  Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

IMPORTANT ANNUAL SHAREHOLDERS’ MEETING

INFORMATION — YOUR VOTE COUNTS!

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

RiskMetrics Group, Inc. Shareholders Meeting to be Held on June 16, 2009

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials  before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/RMG

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/RMG to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials — If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 5, 2009 to facilitate timely delivery.

Shareholder Meeting Notice

RiskMetrics Group, Inc. Annual Meeting of Shareholders will be held on June 16, 2009 at One Chase Manhattan Plaza, 60th Floor, New York, New York 10005, at 10:00 a.m. Eastern Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1.

Election of Directors: Ethan Berman, Lovida Coleman, Jr., Philip Duff, Stephanie Hanbury-Brown, Rene Kern, Christopher Mitchell, Frank Noonan, Lynn Sharp Paine, Thomas Renyi, Stephen Thieke, and Robert Trudeau.

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2009.

3.	To consider and approve the following two advisory (non-binding) proposals:

A.

RESOLVED that the shareholders approve the Company’s overall executive compensation philosophy, policies and procedures, as described in the Compensation Discussion and Analysis (Sections I and II) in the Proxy Statement.

B.

RESOLVED that the shareholders approve the compensation decisions made by the Board with regard to NEO performance for 2008, as described in the Compensation Discussion and Analysis (Sections III and IV) in the Proxy Statement.

4.	To ratify and approve the amendments to the Company’s 2007 Omnibus Incentive Compensation Plan.

5.	To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

PLEASE NOTE — YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

•

Internet — Go to www.envisionreports.com/RMG. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

•

Telephone — Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

•

Email — Send email to investorvote@computershare.com with “Proxy Materials RiskMetrics Group Inc.” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 5, 2009.